Exhibit 10.01

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

LICENSE AGREEMENT

between

KIMSAPRINCESS, INC. and GLU MOBILE INC.

This license agreement (the “Agreement”), dated as of November 5, 2013 (the “Effective Date”), is made by and between KIMSAPRINCESS, INC., with its registered offices located at 21731 Ventura Boulevard, Suite 300, Woodland Hills, California 91364 (“KAP”), and GLU MOBILE INC., with its principal place of business at 500 Howard Street, Third Floor, San Francisco, California 94105 (“Glu”).

WHEREAS:

1.	KAP is solely owned and controlled by Kimberly Kardashian (“Kardashian”), who is a well-known television personality.

2.	Glu is a developer and distributor of video games, including Stardom: Hollywood (the “Glu Version,” as more fully described below), for mobile devices and non-console devices used for gaming by way of relationships between Glu and various third party organizations worldwide.

3.	Glu would like to acquire an exclusive right to utilize Kardashian’s personal brand, image likeness and voice as specified herein in the development and publication of the Game for use on Devices throughout the Territory distributed through the Channels (as such terms are defined herein), and KAP would like to grant such right.

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATIONS

In this Agreement the following expressions shall have the following meanings respectively:

1.1.	“Affiliate” means any subsidiary or holding company of a party or a subsidiary of that holding company, or any company in which such party possesses 50% or more of the voting equity share capital, or the parent of a party.

1.2.	“Business Day” means any day other than a Saturday, Sunday or a public holiday in San Francisco, California.

1.3.	“Channels” means [*]

1.4.	“Commercial Exploitation” means to Sell, license, sublicense, use, copy, publish, reproduce, distribute, market, promote, advertise, publicly perform, publicly display, solicit orders for, or otherwise commercially distribute the Game by any means now known or hereinafter developed.

1.5.	“Copyright and Trademark Notices” means any specific trademark and copyright notices relating to the KAP Property, the current version of which is as specified in Exhibit A, which is attached hereto, that must appear in the Game and Marketing Materials in accordance with the provisions of this Agreement.

1.6.	“Device” means [*]

1.7.	“End User” means any person who receives the Game, or to whom the Game is distributed through a Channel for the purpose of use on a Device.

Confidential

License Agreement between Kimsaprincess, Inc. and Glu Mobile Inc.

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

1.8.	“Game” means the Glu Version with the KAP Property and KAP Assets incorporated therein with Glu Property, which is capable of being played on Devices, together with any Language Translations, conversions to new/different Devices, and all Updates thereto.

1.9.	“Glu Property” means all characters, concepts, storyline, trademarks, music, sound effects and intellectual property embodied in the Glu Version or in the Game (other than KAP Assets or KAP Property incorporated in the Game), and any materials submitted to KAP for approval that are subsequently rejected by KAP (other than KAP Assets or KAP Property incorporated in such materials).

1.10.	“Glu Version” means Glu’s mobile game known as Stardom: Hollywood, including such game’s design, game (HUD) display, user interfaces, “look and feel,” fonts, game play (including action and storyline sequences, game progression, excluding Game-specific characters) and game models, monetization data and techniques, reusable characters, reusable virtual content and background art, reusable sound effects, testing and performance data and results.

1.11.	“Gross Revenue” means all revenue actually received by or credited to Glu or a Glu Affiliate, and attributable to or related to [*]

1.12.	“Intellectual Property Rights” means any copyrights, including but not limited to, all computer code or scripts, whether compiled or not in any computer language or program and all characters, themes, names and other copyrightable content included in the Game or in Glu Property or KAP Property, as applicable, patents, utility models, trademarks, trade names, domain names, rights in get-up, inventions, all rights in data, databases and confidential information, trade secrets and know-how, design rights (whether registered or unregistered) and semi-conductor topographies and all intangible rights, privileges and forms of protection of a nature or having a similar effect to any of the above which may arise under the laws of the United States or any other state, country or jurisdiction, and any and all applications for the foregoing.

1.13.	“KAP Assets” shall mean the following as approved by KAP in accordance with the provisions of this Agreement: in-Game elements solely related to the KAP Property, including, without limitation, pictorial, graphic, visual, audio and audio-visual creations and representations of the KAP Property, including, but not limited to, such creations and representations appearing in animation, aural recordings, drawings, designs, sketches, images, illustrations, video, electronic, digitized or computerized information, visuals, voiceovers, the Kardashian character and its profile based on the KAP Property. For the avoidance of doubt, KAP Assets also include any newly created or produced material (whether produced by or for Glu) as approved by KAP in accordance with the provisions of this Agreement incorporated in, or created in connection with, the Game and that is based on the KAP Property.

1.14.	“KAP Intellectual Property” shall mean all right, title and interest, including, without limitation, Intellectual Property Rights, in and to the KAP Assets, KAP Property and KAP Marks. “KAP Intellectual Property” does not include any other Intellectual Property Rights in the Game.

1.15.	“KAP Property” means the image, likeness and voice of Kardashian as designated and approved by KAP in accordance with the provisions of this Agreement, as well as any photographs, vocal recordings, video footage and other materials provided pursuant to Section 4 below embodying the KAP Property provided by KAP to Glu.

Confidential

License Agreement between Kimsaprincess, Inc. and Glu Mobile Inc.

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

1.16.	“Language Translation” means the work product produced in connection with the translation of the Game to provide the Game’s End User text (instructions, tutorials, storylines and the like) in a language(s) other than English.

1.17.	“Launch Date” means the first calendar date (according to California time), if any, upon which the Game becomes available to End Users throughout the Territory and not for testing purposes [*] subject to the provisions of Section 4.7 below.

1.18.	“Marks” shall mean the words, names, titles, symbols, logos, designs, phrases, trademarks, service marks, collective marks, certification marks, trade names and trade dress associated therewith and any combination of the foregoing, now, heretofore or hereafter in use, whether registered, pending registration or subsisting at common law. In the case of KAP’s Marks, KAP’s Marks shall only mean KIM KARDASHIAN and/or KARDASHIAN. In the case of Glu’s Marks, Glu’s Marks shall mean those marks used by Glu in connection with Glu’s Property, the Glu Version, and other marks used in Glu’s branding, distribution and marketing efforts (other than KAP Intellectual Property).

1.19.	“Net Revenue” means Gross Revenue less the following: [*]

1.20.	“Royalty” means the amounts payable by Glu to KAP from Net Revenue generated by the Game, subject to the recoupment provisions set forth in Section 6 hereof.

1.21.	“Royalty Rate” means the rate at which Glu will pay Royalties to KAP from Net Revenue generated by the Game, subject to the recoupment provisions set forth in Section 6 hereof. [*]

1.22.	“Sale” or “Sell” means any action whereby an End User in the Territory completes an IAP for virtual currency, content, items or attributes through the Game. For purposes of this Agreement, a Sale shall not include any transmission, performance or use of the Game or in-Game virtual currency, content, items or attributes that are available for promotional purposes, preview or demonstration purposes without charge (for no consideration), or distributed without charge (for no consideration).

1.23.	“Territory” means the world.

1.24.	“Update” means a post-Launch Date software release for the Game that may include but is not limited to enhanced Game features, new social features, new in-Game abilities, characters, achievements, missions, levels, tools and/or the debugging or elimination of programming errors within the Game that introduce results that the typical End User would believe are unintended and/or undesirable.

2. Term

2.1. This Agreement shall commence on the Effective Date and shall continue until the last day of the twenty fourth (24th) calendar month following the Launch Date of the Game, unless extended by mutual written agreement of the parties or is terminated in accordance with the provisions of Section 13 (the “Term”).

2.2. Notwithstanding the foregoing definition of Term, the parties agree that Glu may continue its distribution of the Game through the end of the Term and for six months thereafter (the “Sell-Off Period”); [*]

Confidential

License Agreement between Kimsaprincess, Inc. and Glu Mobile Inc.

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

3. License Grant & Development.

3.1 Subject to the terms and conditions of this Agreement, KAP hereby grants to Glu and its Affiliates and Glu and its Affiliates hereby accept (a) an exclusive [*] irrevocable (except as provided in Section 13) right and license during the Term to use the KAP Property and KAP Marks to [*] and (b) an exclusive [*], irrevocable (except as provided in Section 13) right and license during the Term and the Sell-Off Period to Commercially Exploit the Game and Marketing Materials through the Channels throughout the Territory for use on Devices (the foregoing licenses, “Publishing Rights”). [*]

3.2 To the extent KAP informs Glu in writing of the KAP Marks, Glu shall use commercially reasonable efforts to preserve and maintain the independent indicia and ownership of KAP’s Marks and Glu shall not create or use a trademark, service mark, trade name or design combining KAP’s Marks with the Intellectual Property Rights of another including, without limitation, Glu, without the express written permission of KAP or KAP’s approval obtained in accordance with the provisions of this Agreement. Nothing contained in this Agreement shall give Glu or any third party any interest or ownership right in and to the KAP Intellectual Property, including, without limitation, any of the KAP’s Marks, whether as a derivative or part of a composite or unitary mark, all of which shall be owned exclusively by KAP. Furthermore, Glu shall cause to appear in the Game and all Marketing Materials which depict or use the KAP Assets, KAP Property and/or KAP Marks the Copyright and Trademark Notice; provided, that in Marketing Materials that do not have reasonably sufficient space for the full Copyright and Trademark Notice, Glu shall request of KAP, and KAP shall provide, a condensed version of the Copyright and Trademark Notice; and provided further that in Marketing Materials in which Glu does not include its own copyright and trademark notice, Glu shall not be required to include the Copyright and Trademark Notice or a condensed version of the Copyright and Trademark Notice. KAP may, with prior written notice given reasonably in advance of the Launch Date or the release of a content-related Update , change or revise the Copyright and Trademark Notice or any portion thereof or request that Glu apply the Copyright and Trademark Notice to any material that had not included the Copyright and Trademark Notice as of the date of KAP’s request. In addition, wherever appropriate and required by KAP, provided that the medium reasonably permits or allows for such text, Glu shall affix the appropriate symbol ® or ™ or SM next to the KAP Marks. Any inadvertent failure by Glu to include the Copyright and Trademark Notice or a changed version thereof, or to affix the appropriate symbol next to the KAP Marks, shall not be deemed to be a material breach of this Agreement, so long as: if such failure occurs within the Game, Glu shall use commercially reasonable efforts to remedy such failure in the next regularly planned Update that is to be released following Glu’s receipt of KAP’s written notice of such failure, and if such failure occurs elsewhere, Glu shall use commercially reasonable efforts to remedy such failure pursuant to Section 13.1(a).

3.3 Nothing in Section 3.1 shall affect the Publishing Rights granted by KAP that occurred prior to the commencement of the Term or will occur following the expiration of the Term.

3.4 Glu may sub-license its rights to Commercially Exploit the Game as set out in Section 3.1 to a third-party customer or distributor for the purposes of Commercially Exploiting the Game and producing and distributing any relevant Language Translations, artwork or ports for new or additional Devices. Any such sublicenses shall not exceed the terms of this Agreement. Glu shall not delegate its obligations or the Publishing Rights in their entirety to a third party. As between Glu and KAP, Glu shall bear all liability for any default or a breach of the provisions of this Agreement caused by a sublicensee authorized by Glu.

3.5 The Game will be a “free-to-play” [*] video game in which Glu or a Glu Affiliate will modify the Glu Version to incorporate KAP Property and KAP Assets with Glu Property. Glu or a Glu Affiliate shall design and produce the Game in accordance with production standards Glu utilizes in developing its other games and in accordance with all applicable laws, rules and regulations, all at Glu’s sole cost and expense. Glu shall use commercially reasonable efforts to ensure that all Sales, distribution and/or Commercial Exploitation of the Game shall be of a high standard and shall in no manner reflect adversely upon the KAP Property or KAP. [*] Glu shall provide for all technical support to all End Users of the Game consistent with the service it generally provides to the end-users of Glu’s games at its sole expense throughout the Term. In addition, Glu shall use its commercially reasonable efforts to at all times throughout the Term, support the most then-current Platform operating system software necessary to avoid material inoperability of the Game.

Confidential

License Agreement between Kimsaprincess, Inc. and Glu Mobile Inc.

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

3.6 The parties shall mutually agree upon the Game’s name, which will include Kardashian’s name.

3.7 Neither Kardashian nor KAP shall be required to participate in any activities: (a) which would cause Kardashian or KAP to violate any laws, (b) which would reasonably be likely to cause injury to Kardashian, or (c) which would be reasonably likely to subject Kardashian to public disrepute.

3.8 No provision of this Agreement shall be deemed to prohibit: (a) Kardashian from appearing in the entertainment, news or information portion of any radio, television, motion picture, media, charity/philanthropic or other entertainment program or event, or (b) Kardashian’s participation in merchandising or commercial tie-ups or tie-ins related to any such program or event; provided that Kardashian does not violate the exclusivity of the Publishing Rights granted herein. KAP will use commercially reasonable efforts to provide reasonable prior notice to Glu of any such events in which the Game or Kardashian’s relationship with Glu is expected to be promoted along with any prepared statements, remarks or materials concerning the Game or Glu.

3.9 Notwithstanding anything to the contrary contained herein, under no circumstances does this Agreement grant or purport to grant to Glu the right or license to use any third party Intellectual Property Rights, whether or not recorded or embodied in the KAP Property (by way of example only, third party trademark, such as a brand name or logo worn by Kardashian, or third party copyright, such as an image depicted in a recording of Kardashian) in which case additional rights, licenses, permissions, and clearances for same shall be obtained by Glu in writing at its sole cost and expense, prior to use, and in absence of same, Glu shall not make any such use whatsoever.

4. Uses and Approvals of the KAP Property and KAP Assets in the Game

4.1. On or before a date that shall be mutually agreed upon by the parties and shall be within a reasonable amount of time following the Effective Date, but in any event not more than [*], KAP shall provide Glu with KAP Property for Glu’s use in developing the Game and in the Marketing Materials. The KAP Property to be provided by KAP for Glu’s use in developing the Game shall be of sufficient quantity and quality to enable Glu or a Glu Affiliate to create a compelling game featuring and embodying Kardashian and the KAP Property. The KAP Property shall, at minimum with respect to Kardashian, include the following for the Game at the Launch Date:

[*]

i.	With respect to vocal recordings[*] Glu and KAP shall mutually agree on the content and shall coordinate such recordings on mutually agreeable date(s), time(s) and location(s). Glu shall provide an initial list of requests for quotes [*] and a script for item (a) within ten (10) Business Days of the Effective Date. KAP agrees and acknowledges that Glu may use [*] in whole or in parts in its sole discretion; provided, however, that to the extent Glu uses portions of the recordings, Glu’s use of such portions shall be materially consistent with, and shall not materially change, the original meaning of the script as previously approved by KAP and consistent with the terms and conditions of this Agreement. [*]

Confidential

License Agreement between Kimsaprincess, Inc. and Glu Mobile Inc.

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

ii.	Glu may also make additional reasonable requests for KAP Property for each content Update, as determined by Glu in its sole and reasonable discretion, and KAP shall, subject to her professional availability, reasonably cooperate and provide: [*] Glu may reasonably request additional recordings (KAP Property) if the Game’s commercial success reasonably merits and would reasonably benefit from such additional recordings, and KAP shall, subject to Kardashian’s professional availability, reasonably cooperate and provide such additional recordings.

iii.	[*]

4.2. With respect to the uses of the KAP Property in the Game and prior to the commencement of the development of the Game, Glu shall submit to KAP for its approval Glu’s initial design documents, proposed depictions of the KAP Property and KAP Assets, and other reasonably necessary concept designs and documents pertaining to Glu’s concepts for the Game (the “Game Design Documentation”), and KAP shall provide within ten (10) Business Days of Glu’s submission, (A) (1) its approval of the Game Design Documentation submitted, in part or in whole, or (2) a detailed written list of suggested changes with respect to the Game Design Documentation; and (B) (1) its approval of Glu’s uses or representations of the KAP Property and proposed KAP Assets (to the extent any proposed KAP Assets are available) within the Game Design Documentation or (2) a detailed written list of issues to be addressed and rectified by Glu in order to obtain KAP’s approval of such uses and/or representation of the KAP Property and proposed KAP Assets.

i.	In the event that KAP does not respond within ten (10) Business Days of Glu’s submission of the Game Design Documentation, KAP agrees and acknowledges that Glu’s next delivery of materials and the Launch Date may be delayed as a consequence. Glu may, in its sole and reasonable opinion, determine which of KAP’s changes that do not relate to the KAP Property or any proposed KAP Assets to incorporate into the Game Design Documentation (e.g., changes relating to the game play, monetization, user interfaces, et cetera). Glu shall reasonably cooperate in addressing KAP’s concerns with respect to the uses and representations of the KAP Property or proposed KAP Assets as they may appear within the Game Design Documentation that involve uses and representations of the KAP Property and/or proposed KAP Assets, and Glu shall resubmit those elements of the Game Design Documentation and/or proposed KAP Assets within a reasonable time period following receipt of KAP’s list of issues for KAP’s second review and approval. This process shall be repeated, except that KAP’s time to review and provide its approval or list of required changes shall be shortened to five (5) Business Days, until KAP has given its approval.

4.3. With respect to the uses of the KAP Property in the Game after the approval of the Game Design Documentation and prior to the Launch Date, Glu shall submit to KAP for its approval Glu’s use of the KAP Property, KAP Assets, proposed KAP Assets and the locations/settings depicted in the Game in each of the four (4) stages of the development of the Game: (a) first playable, (b) alpha, (c) beta, and (d) submission. Proposed KAP Assets will be provided in separate electronic files, and materials will be submitted via email or web (FTP site) to KAP. KAP acknowledges and agrees that video of the Game in action will be sufficient to demonstrate Glu’s use of the KAP Property and KAP Assets until the beta development stage; upon achievement of the beta development stage, KAP shall receive a build of the Game to review. KAP shall provide: (i) its approval for the materials submitted, in part or in whole, or (ii) a detailed written list of the issues to be addressed and rectified by Glu in order to obtain KAP’s approval (“Feedback”). KAP may provide Feedback to Glu via email. While the Game is at first playable and alpha stages, KAP will provide Feedback within ten (10) Business Days, and the submission and Feedback process shall be repeated if necessary, except that KAP’s time to review and provide its approval or list of required changes shall be shortened to five (5) Business Days, until KAP has given its approval. When the Game reaches beta and later stages, KAP’s will provide Feedback within five (5) Business Days, and the submission and Feedback process shall be repeated if necessary, except that KAP’s time to review and provide its approval or list of required changes shall be shortened to three (3) Business Days, until KAP has given its approval.

Confidential

License Agreement between Kimsaprincess, Inc. and Glu Mobile Inc.

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

4.4. KAP agrees and acknowledges that should KAP’s cumulative delays (including those delays that occur with respect to the approval of the Game Design Documentation) amount to ten (10) Business Days or more, such delays could jeopardize the timing of the Launch Date, particularly if the Launch Date is intended to substantially coincide with a time period that is historically popular for developers to release games and/or updates. As a result, in the event that KAP’s cumulative delays exceed ten (10) Business Days, the amounts that Glu is permitted to recoup prior to making any Royalty payments to KAP (i.e., amounts in addition to the Minimum Guarantee, as defined below in Section 6.2) shall be increased by [*] for each Business Day KAP’s cumulative delays exceed ten (10) Business Days (i.e., for cumulative delays totaling 12 Business Days (2 excess Business Days), the amount to be recouped shall be increased to $[*]).

4.5. Following Glu’s receipt of KAP’s written approval (which may be by email) of the Game (i.e., the submission delivery), Glu or a Glu Affiliate shall publish, market, and distribute the Game via the Channels throughout the Territory during the Term; provided, however, that Glu may remove the Game from distribution from one or more Channels or from one or more countries if it reasonably believes that that the Game or some portion of the Game likely infringes or will be found to infringe the rights of some third party in such Channel or country.

4.6. Following the Launch Date, the parties anticipate that Glu or a Glu Affiliate will develop and distribute Updates in a manner consistent with its development and distribution of the Game and Glu’s other games. With respect to Updates, Glu shall submit to KAP for its approval all new uses of the KAP Property, proposed KAP Asset content or features, and new uses of previously-approved KAP Assets to be included in each Update, and KAP shall use commercially reasonable efforts to provide within three (3) Business Days, but in any event not more than five (5) Business Days, of Glu’s submission, (1) its approval of the new uses of the KAP Property, proposed KAP Asset content or feature and new uses of previously-approved KAP Assets appearing in the relevant Update, in part or in whole, or (2) a detailed written list of the issues to be addressed and rectified with respect to such new uses of the KAP Property, proposed KAP Asset content or feature and new uses of previously-approved KAP Assets in order to obtain KAP’s approval. In the event KAP fails to respond to Glu’s submission, Glu will provide written notice (email deemed sufficient) to KAP after which KAP will have an additional five (5) Business Days to provide Feedback (provided that KAP shall use commercially reasonable efforts to provide such Feedback within three (3) Business Days). If KAP fails to provide Feedback prior to the expiration of this additional five (5) Business Day-period, the proposed use of the KAP Property, KAP Asset or other submitted materials will be deemed approved. KAP acknowledges and agrees that KAP’s Feedback and approval will not be required for Updates that do not relate to or reflect upon the KAP Property or that use KAP Assets in substantially the same manner as previously approved by KAP (e.g., an Update that corrects programming errors in a prior version of the Game). Following Glu’s receipt of KAP’s approval of the new uses of the KAP Property, proposed KAP Asset content or feature and new uses of previously-approved KAP Assets, Glu or a Glu Affiliate shall publish and distribute such Update via the Channels throughout the Territory during Term; provided, however, that Glu may remove the Update from distribution one or more Channels or from one or more countries if it reasonably believes that that the Update or some portion of the Update likely infringes or will be found to infringe the rights of some third party in such Channel or country.

Confidential

License Agreement between Kimsaprincess, Inc. and Glu Mobile Inc.

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

4.7. The date which will become the Launch Date is subject to timely receipt of KAP’s Feedback within the time frames specified in this Section 4 and Section 5 (to the extent Feedback is required for Marketing Materials related to the Launch Date). If there is a “KAP Approval Delay” (as defined below), KAP and Glu shall, if reasonably practicable, mutually agree on a course of action to accelerate the review and submission process (including any mutually agreed upon extension or other equitable adjustments to the Launch Date associated with such course of action); provided, however, if the parties cannot mutually agree on any such course of action, then the Launch Date, shall be extended [*] for each day of the KAP Approval Delay, notwithstanding other provisions of this Agreement intended to incent timely Feedback KAP. “KAP Approval Delay” as used herein shall mean each instance of a delay or delays in obtaining KAP’s approval in which KAP has violated the terms Section 4.9 of this Agreement and/or KAP’s failure to timely respond to any deliverable submitted by Glu. Thus if KAP’s Feedback is provided [*] or more later than as permitted by the applicable timeframe, then the Launch Date shall be adjusted to be later by [*].

4.8. With respect to third party brands and products that are not KAP Property or not owned by KAP (each a “Third Party Property”), KAP and Glu shall regularly consult with one another to determine which Third Party Properties may be targeted for inclusion in the Game. KAP and Glu must each approve in writing (such approval may be withheld by either KAP or Glu in its sole discretion) to include such Third Party Properties in the Game and if included, whether such Third Party Property is to be included as virtual content, virtual branding and/or in-Game advertising. [*] Payment terms and reporting of Third Party Revenue are set forth below in Section 6.8.

4.9. Whenever pursuant to this Agreement Glu is required to obtain the approval of KAP, such as in connection with the submission of materials pursuant to Sections 4.2, 4.3, 4.6 and 5.2 of this Agreement, KAP shall not (a) unreasonably condition or delay its approval of any proposed use or depictions of the KAP Assets and (b) unreasonably withhold, condition or delay its approval of any other materials submitted to it for approval. After a KAP Asset or Glu’s use of the KAP Property or a KAP Asset has been approved by KAP, Glu shall not depart therefrom in any material respect without KAP’s prior written consent; provided that Glu shall not be prevented from modifying at any time the Game or an Update to improve game play, game design, user experience or monetization if the uses or representations of the KAP Property or the KAP Assets are not materially impacted. KAP will not unreasonably object to the design of or any change in the design of the Game which Glu advises KAP in writing will make the Game safer, more durable, or compliant with applicable laws.

4.10. Submissions of any materials under this Agreement for KAP’s approval shall be sent to:

Via email to KimsAPrincess, Inc. in care of [*]

Hard copies, if any are necessary will be sent to:

KimsAPrincess, Inc.

21731 Ventura Blvd, Suite 360

Woodland Hills, CA 91364

Attention: [*]

5. Marketing; Approvals of the KAP Property in the Marketing Materials

5.1. KAP shall cause Kardashian to provide the following activities and services to promote and publicize the Game:

[*]

Confidential

License Agreement between Kimsaprincess, Inc. and Glu Mobile Inc.

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

5.2. All marketing materials (including, but not limited to, all press releases, advertising, promotional, display, and other material prepared in connection with the marketing and advertising of the Game, including any material changes thereto) (collectively, the “Marketing Materials”) will be subject to KAP’s prior review and written approval, which approval shall not be unreasonably withheld, conditioned or delayed. Proposed Marketing Materials will be provided electronically for KAP’s review. KAP shall review and provide Feedback to Glu within ten (10) Business Days if the Launch Date has not yet occurred or within five (5) Business Days at any time after the Launch Date from receipt of each Glu submission. In the event KAP fails to provide Feedback to a Glu submission, Glu will provide written notice to KAP (email is deemed sufficient) after which KAP will have an additional five (5) Business Days to provide Feedback, otherwise the materials submitted will be deemed approved. Glu is free to reuse elements of Marketing Materials that have been approved by KAP in other Glu marketing and advertising efforts without resubmitting such elements for KAP’s approval. At all times during the distribution of the Game, Glu shall not be restrained in any manner from conducting promotional pricing events (sales) for virtual content or virtual currency available within the Game or prevented from placing or directed to place Marketing Materials at Glu’s expense in any digital publication or in any other digital advertising intended for the purpose of acquiring users (Marketing Materials are subject to KAP’s prior written approval as provided above).

6. Consideration

6.1. In consideration for the rights granted herein, Glu shall: (a) pay to KAP a Minimum Guarantee (as defined below); and (b) pay to KAP the Royalties (at the Royalty Rate) (collectively, the “Consideration”).

6.2. The “Minimum Guarantee” is a fully recoupable advance of Royalties in the amount of $[*] U.S. Dollars payable in [*] installments [*]:

[*]

The Minimum Guarantee is fully recoupable by Glu such that Glu will have no obligation to make any Royalty payments to KAP pursuant to Section 6.3 below until Glu has fully recouped the Minimum Guarantee. In addition, the amount that Glu shall be entitled to recoup is subject to increase in connection with certain KAP review delays as set forth in Section 4.4. KAP will invoice Glu for each installment of the Minimum Guarantee upon the occurrence of the applicable event indicated above, and Glu will pay such invoice within fifteen (15) days of receipt.

6.3. Glu shall pay KAP a Royalty at the Royalty Rate on a calendar quarterly basis in consideration of KAP’s services and the Publishing Rights. For clarification, Glu shall continue paying Royalties to KAP in the event any Gross Revenue is generated after expiration or earlier termination of the Term (assuming the Launch Date has occurred).

6.4. Glu shall provide KAP a statement of revenues generated by the Game (a “Statement”) within thirty (30) calendar days of the end of each calendar quarter; each Statement shall be delivered to KAP via email at [*], with a copy to WME at [*] and [*]. Each Statement provided to KAP shall provide the calculation of the relevant Royalty for the period to which the Statement relates in respect of the Game, including all Gross Revenues received, the deductions made from Gross Revenues to calculate Net Revenues, Royalties payable to KAP and amounts Glu is required to withhold, if any, as well as the Territory from which Net Revenue is derived.

6.5. Glu shall remit to KAP the Royalty amount payable to KAP’s account within fifteen (15) days of the date Glu provides the applicable Statement to KAP, provided that KAP’s Royalty exceeds $1,000 each calendar quarter. Unpaid Royalties less than $1,000 shall be accumulated until such month when Royalties exceed $1,000. Past due amounts hereunder (including underpayments of Royalties) shall bear interest at the lesser of (a) 6% per annum, and (b) the maximum interest rate allowable by law; such interest shall accrue from the date the applicable payment was due. In order to make any payments under this Agreement, KAP must provide an IRS Form W-9 or other applicable form to Glu.

Confidential

License Agreement between Kimsaprincess, Inc. and Glu Mobile Inc.

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

6.6. All payments made and monetary amounts referenced hereunder shall be in U.S. Dollars. The exchange rate used for reports and for calculation of payments made by Glu will be the average exchange rate for the calendar month of the relevant sales period, according to OANDA.com. Each party is responsible for the payment of its own income taxes, business taxes, franchise taxes and excise taxes, withholdings and other governmental taxes. All sums payable hereunder are exclusive of any value added tax (where applicable) or any comparable sales tax. Unless otherwise instructed by KAP, all Royalties due hereunder shall be sent to the bank account number via wire transfer or to the bank at the following address:

Attn: Kimsaprincess Inc.

Bank account number: [*]

Bank name & address: [*]

ABA/Routing number: [*]

6.7. Glu shall make and keep full and accurate books and records reflecting the Gross Revenues and the calculation of Net Revenues and Royalties and other amounts due to KAP hereunder (including Third Party Revenues as discussed in Section 6.8 below). During the Term and for a period of one (1) year after the expiration of the Term, KAP or its duly authorized representative(s), shall have the right, at its sole expense, upon thirty (30) Business Days advance written notice to Glu, but not more than once per calendar year, to examine, review and copy such books and records for any twelve (12) month period of the Term, at Glu’s principal place of business in order to account for, confirm and/or verify Royalty Payments, Gross Revenues, Net Revenues, and the accuracy of any and all reports and Statements produced by Glu and delivered to KAP pursuant to and in accordance with this Agreement. In the event that there is an error in calculation of the amount of Royalties payable to KAP, then either (i) Glu shall promptly thereafter pay to KAP the amount of Royalties underpaid or (b) KAP shall promptly refund the amount of Royalties overpaid, as the case may be. Any underpayment by Glu based upon an error in such calculation shall not be deemed to be breach of this Agreement so long as the calculation is made in good faith. If any such underpayment by Glu for a period examined by Glu is 7.5% or more, Glu shall pay KAP’s reasonable out-of-pocket expenses and costs with respect to such examination. KAP’s receipt of any Statement or payment of Royalties does not preclude it from challenging the correctness of such Statement.

6.8. Third Party Revenue, if paid to Glu by a Third Party Property licensor, shall be reported by Glu to KAP in Statements and Glu shall pay Royalties to KAP with respect to such Third Party Revenue utilizing the appropriate Royalty Rate. Similarly, KAP shall report Third Party Revenue, if paid to KAP by a Third Party Property licensor, to Glu in a statement delivered on a quarterly basis, within thirty (30) days of the end of each calendar quarter; such reports to be delivered to Glu via email (royalty.accounting@glu.com) in Excel format. KAP’s statements shall provide reasonable details as to the source and amount of the Third Party Revenue and the country of residence of the owner of the Third Party Property; KAP shall pay to Glu the payable share of Third Party Revenue (as provided in Section 4.7) within fifteen (15) days of the date KAP provides to Glu the applicable statement of Third Party Revenue. Neither party shall be entitled to make any deductions from the Third Party Revenue, with the exception of deductions required by law for tax or withholding purposes, and each party shall bear its own costs with regard to its contracts with Third Party Properties. Past due amounts (including any underpayments) shall bear interest at the lesser of (a) 6% per annum and (b) the maximum permitted by law; such interest shall accrue from the date the amounts became due. Glu will provide its wire instructions upon request.

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License Agreement between Kimsaprincess, Inc. and Glu Mobile Inc.

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

6.9. KAP shall make and keep full and accurate books and records reflecting the Third Party Revenue and the calculation of Glu’s share of such Third Party Revenue and other amounts due to Glu hereunder. During the Term and for a period of one (1) year after the expiration of the Term, Glu or its duly authorized representative(s), shall have the right, at its sole expense, upon thirty (30) Business Days advance written notice to KAP, but not more than once per calendar year, to examine, review and copy such books and records for any twelve (12) month period of the Term, at KAP’s principal place of business in order to account for, confirm and/or verify Third Party Revenues and related payments to Glu, and the accuracy of any and all reports and statements produced by KAP and delivered to Glu pursuant to and in accordance with this Agreement. In the event that there is an error in calculation of the amount of Third Party Revenue payable to Glu, then either (i) KAP shall promptly thereafter pay to Glu the amount of Third Party Revenue underpaid or (b) Glu shall promptly refund the amount of Third Party Revenue overpaid, as the case may be. Any underpayment by KAP based upon an error in such calculation shall not be deemed to be breach of this Agreement so long as the calculation is made in good faith. If any such underpayment by KAP for a period examined by Glu is 7.5% or more, KAP shall pay Glu’s reasonable out-of-pocket expenses and costs with respect to such examination. Glu’s receipt of any statement or payment of its purported share of Third Party Revenue does not preclude it from challenging the correctness of such statement.

7. Credit

7.1. Glu shall provide KAP with credit on all collateral materials (e.g., manuals, advertising, website) and within the Game in a fashion commensurate with Glu’s standard practices. Any inadvertent failure by Glu to provide KAP with such credit shall not be deemed to be a material breach of this Agreement and, assuming such failure occurs within the Game, Glu shall use commercially reasonable efforts to remedy such failure in the next regularly planned Update that is to be released following Glu’s receipt of KAP’s written notice of the failure to include such credit.

8. Future Projects

8.1. Should KAP wish to develop any Sequels to the Game, then Glu may develop and distribute each such Sequel [*]. “Sequel” means a new, complete and separate game featuring Kardashian and utilizing KAP Assets and that is based on one or more of the unique elements in the Game; provided that Language Translations, Updates, alterations or upgrades of the Game are not Sequels. The parties acknowledge and agree that a sequel to the Glu Version that does not include Kardashian or utilize any KAP Assets is not considered a Sequel to the Game.

8.2. In the event either party wishes to create an animated series, Sequel or other spin-off based on the Game (including but not limited to the storyline, characters, gameplay, mechanics, other features of the Glu Property or Glu’s intellectual property) (“Future Spinoff”), [*]. The parties acknowledge and agree that KAP may pursue other media opportunities without providing notice to Glu, provided that each such opportunity does not require any use of Glu’s Intellectual Property Rights in the Game or otherwise violate or infringe on the rights and licenses granted to Glu and that each such opportunity does not violate the Publishing Rights.

Confidential

License Agreement between Kimsaprincess, Inc. and Glu Mobile Inc.

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

9. Ownership of Intellectual Property Rights

9.1. Glu acknowledges that, as between Glu and KAP, KAP is the exclusive owner of all the KAP Intellectual Property created by Glu’s uses of the KAP Marks, KAP Assets and KAP Property. For the avoidance of doubt, as to the Game’s name and to the extent the Game name utilizes KAP Property and/or KAP Marks, KAP shall own all right, title and interest in and to the Game name, which name shall be considered to be a KAP Mark; provided, however, that KAP shall not, by virtue of this provision or any other provision of this Agreement, obtain any rights of any kind in the Glu Marks, the Glu Version, the Glu Property or Glu’s Intellectual Property Rights in the Game. All uses of the KAP Marks by Glu hereunder shall inure to KAP’s benefit. Glu agrees to execute and deliver (upon reasonable request from KAP) and otherwise reasonably cooperate with KAP, at KAP’s cost and expense with respect to documented, third party fees and costs, to assist KAP’s efforts to confirm and defend KAP’s right, title and interest in the KAP Marks, including, without limitation, KAP’s efforts to obtain or maintain protection and/or registration for the same. Glu shall not at any time apply for any registration of any copyright, patent or trademark or other designation which would affect the ownership of the KAP Intellectual Property nor file any document with any governmental authority or take any action which would affect the owner of the KAP Intellectual Property or aid anyone else in doing so. Glu shall at no time, whether during the Term or thereafter, use or authorize the use of any intellectual property that infringes on KAP Intellectual Property.

i.	As KAP is aware that Glu intends to distribute the Game throughout the Territory, KAP shall reasonably provide, in response to Glu’s reasonable written request with respect to a KAP Mark for the same, a list not later than sixty (60) days before the Launch Date (if the written request is made at least sixty (60) days before the Launch Date) of all jurisdictions in which the subject KAP Marks have been rejected for registration or in which KAP has obtained trademark registrations for the subject KAP Marks (“Trademark List”). In the event that a Trademark List for a KAP Mark in other international classes is reasonably needed for purposes of evaluating whether such a KAP Mark can be used in connection with certain products or services in the Game, then, in response to Glu’s written request with respect to the subject KAP Mark for the same, KAP shall use reasonable efforts to provide Glu with the Trademark List in the applicable international class; provided, however, failure to provide a full and complete Trademark List in Class 9 or otherwise shall not constitute a breach of this Agreement, and provided, further however, that if KAP discovers that a Trademark List is not accurate or complete KAP will use commercially reasonable efforts to provide a revised Trademark List. For the purpose of clarification, no provision of this Agreement requires KAP to register any KAP Marks; provided, however, that KAP shall, in good faith, consider registering the name of the Game in foreign jurisdictions at Glu’s written request.

9.2. Glu hereby waives all “moral rights” or other personality rights it may have in any KAP Assets. Without limiting the foregoing, Glu hereby assigns to KAP all of its worldwide right, title and interest in and to the KAP Intellectual Property (except as to Glu’s Intellectual Property Rights in the Game) heretofore or hereafter created by or for Glu or any parent, subsidiary, affiliate, joint venturer or partner of Glu. Glu acknowledges that said assignment will include, without limitation, the right on KAP’s part to use the KAP Intellectual Property and to license the KAP Intellectual Property to any third party for any purpose except to the extent expressly prohibited herein during the Term. KAP hereby grants Glu a fully paid, royalty-free, exclusive (except as provided in Section 2.2 and in the last sentence of Section 3.1) right and license during the Term to use the approved KAP Property and KAP Marks in connection with the Publishing Rights (i.e., the Sales in the Game and the Game’s development and promotion) as set forth in this Agreement, and KAP hereby grants Glu a fully paid, royalty-free, non-exclusive right and license during the Sell-Off Period for Glu’s use of the approved KAP Property, KAP Assets and KAP Marks in connection with Sales in the Game and the Game’s promotion as set forth in this Agreement. KAP acknowledges and agrees that the KAP Assets may not be used by KAP or any third party during the Term of this Agreement. For the purposes of clarification and notwithstanding any provisions in this Agreement to the contrary, KAP retains the right to use the KAP Marks and KAP Property during the Term in contexts and media provided that such uses do not violate the exclusive nature of the Publishing Rights, and KAP may not make any use of the KAP Assets that comprise the Glu Work Product (as defined below in 9.2.iii) in any contexts or media other than the Game. KAP may demand delivery of such materials (delivery costs to be borne by KAP) when they are no longer needed by Glu for the development, Sale or promotion of the Game.

Confidential

License Agreement between Kimsaprincess, Inc. and Glu Mobile Inc.

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

i.	Glu agrees to reasonably assist KAP (whether acting in its own name and/or in the name of its grantors), at KAP’s own election in its sole discretion and at KAP’s expense, with respect to the defense, enforcement, protection and/or registration of KAP’s (and KAP’s grantors’) rights in the KAP Intellectual Property.

ii.	With respect to the creation of KAP Assets made by others, Glu shall enter, or shall have previously entered, into written agreements with all of its independent contractors and employees that create the KAP Assets: (1) providing that all results and proceeds of their services created by them (in part or whole) in the course of Glu’s performance under this Agreement (“Third Party Work Product”) shall be the property of, and owned by, Glu and shall be deemed a “Work Made for Hire” as defined in the copyright laws of the United States of America (17 U.S.C. §101 et seq.); and (2) assigning all right, title and interest in and to such Third Party Work Product, including, without limitation, all Intellectual Property Rights, to Glu; provided, however, that Glu’s current standard assignment agreements that it enters into with its employees in the ordinary course of its business shall be deemed sufficient to satisfy the requirements of this Section 9.2(i) and Glu shall not be required to enter into additional assignment agreements with its employees.

iii.

Glu agrees and acknowledges that: (1) any and all KAP Assets and/or other KAP Intellectual Property created by Glu or for Glu and any Third Party Work Product created before or during the Term (except as to Glu’s Intellectual Property Rights in the Game) (“Glu Work Product”) shall be deemed a “Work Made for Hire” as defined in the copyright laws of the United States of America (17 U.S.C. §101 et seq.), (2) KAP is the author of such Glu Work Product for all purposes, (3) KAP is the sole and exclusive owner of all right, title and interest in and to the Glu Work Product, including, without limitation, the undivided copyright and trademark rights and all goodwill, applications, registrations, renewals, extensions and reversions therein, in and to such works in perpetuity and throughout the universe, except as limited by the Publishing Rights, during the Term, and (4) to the extent that Glu is assigned to it or is deemed to have, retain or otherwise possess any right, title and/or interest in and to all or any portion of the Glu Work Product, including, without limitation, any Glu Work Product that is included in Third Party Work Product, Glu hereby transfers, conveys and assigns same to KAP. At KAP’s written request, Glu shall execute all documents and undertake all reasonable actions necessary to effect the clarification of ownership of the entire right, title and interest in and to the Glu Work Product to KAP and to allow KAP to apply for and maintain any registrations of same. Glu hereby irrevocably (and coupled with an interest) appoints KAP as Glu’s Attorney-in-Fact solely to take such actions and to make, sign, execute, acknowledge and deliver all such documents as may from time to time be necessary to confirm in KAP, its successors and assigns, all rights granted herein in the event that KAP is unable to secure Glu’s execution of any such documents within twenty-five (25) Business Days of receipt of KAP’s written request for execution, or sooner, if circumstances reasonably require it. Glu shall and hereby agrees to waive and release in favor of KAP at the end of the Term all rights (if any) of “droit moral,” rental rights and similar rights in and to the Glu Work Product and agrees that KAP shall have the unencumbered rights to transform, recast, adapt, edit, alter, revise, add to, subtract from, create works derived from or otherwise modify all or

Confidential

License Agreement between Kimsaprincess, Inc. and Glu Mobile Inc.

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

any portion of the Glu Work Product in KAP’s sole and absolute discretion. Glu hereby irrevocably grants, transfers and assigns to KAP all right, title and interest, including, without limitation, Intellectual Property Rights, it may have in and to the Glu Work Product, in perpetuity and throughout the universe, and to all proprietary depictions, expressions or derivations of the KAP Intellectual Property created by or for Glu at any time. KAP hereby grants Glu a fully paid, royalty-free, exclusive(except as provided in Section 2.2 and the last sentence of Section 3.1) right and license during the Term to use such approved materials in connection with the Publishing Rights (i.e., the Sales in the Game and the Game’s development and promotion) as set forth in this Agreement, and KAP hereby grants Glu a fully paid, royalty-free, non-exclusive right and license during the Sell-Off Period for such approved use by Glu in connection with Sales in the Game and the Game’s promotion as set forth in this Agreement. KAP acknowledges and agrees that the KAP Assets may not be used by KAP or any third party during the Term of this Agreement. For the purposes of clarification and notwithstanding any provisions in this Agreement to the contrary, KAP retains the right to use the KAP Marks and KAP Property whether or not embodied in any Glu Work Product during the Term in contexts and media provided that such uses do not violate the exclusive nature of the Publishing Rights, and KAP may not make any use of the KAP Assets that comprise the Glu Work Product in any contexts or media other than the Game.

iv.	Glu shall not use KAP Intellectual Property either (i) after expiration of the Sell-Off Period or (ii) for any purpose not specifically permitted hereunder. Glu shall not use KAP Property, KAP Assets or Marketing Materials (to the extent that such Marketing Materials that contain KAP Assets or KAP Property) in connection with another celebrity and/or other third person, without prior written approval from KAP.

9.3. Glu owns all Intellectual Property Rights in the Game (excluding the KAP Intellectual Property), the Marketing Materials (excluding the KAP Intellectual Property), Glu Property, the Glu Marks and the Glu Proprietary Matter (as defined below). Glu owns or will own all of the Intellectual Property Rights of and to all of the components of following categories of items (excluding the KAP Intellectual Property): (1) the software, computer code, technology, engines, routines, tools, algorithms and the like developed by or for Glu in connection with the Game; (2) the user, technical and/or maintenance documentation of or concerning the Game; (3) all elements of the Game that may be protected by copyright law or any other Intellectual Property Right; (4) any elements of the Game that are not or may not be protected by Intellectual Property Rights but are commonly utilized by the Glu studio responsible for developing the Game, (5) any of items (1), (2), (3) and (4) that Glu developed prior to the Effective Date or developed or had developed in connection with the Glu Version or another game(s), without regard to the timing of the development of such other game(s) (items (1) through (3) collectively, “Glu’s Proprietary Matter”); and (6) all work and the product of such work undertaken by Glu (or by Glu’s agents or contractors) to develop, market and promote the Game.

9.4. If either party becomes aware of any possible infringement, imitation or counterfeiting of the Game and/or the other party’s Marks, the KAP Property, KAP Assets, or Glu Property, each party shall promptly notify the other party in writing (email deemed sufficient). KAP shall have the sole discretion and authority to take (or not take) such action as it deems advisable for the protection of the KAP Property, KAP’s Marks and the KAP Assets and/or its rights therein, and Glu shall have the sole discretion and authority to take (or not take) such action as it deems advisable for the protection of the Glu Property and Glu’s Marks and/or its rights therein. If requested by a party in writing, the other party shall reasonably cooperate with and follow the reasonable directions of the requesting party, at the requesting party’s sole cost and expense, in connection with any action taken by the requesting party in the protection of its property, assets and/or Marks. Should a party notify the other party in writing that it

Confidential

License Agreement between Kimsaprincess, Inc. and Glu Mobile Inc.

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

does not intend to pursue any infringing, imitating or counterfeiting activity with respect to its property, assets and/or Marks, as they relate to the Game, the other party may itself commence an action with respect thereto if it obtains the approval of the party that has elected not to pursue any action, in each instance, not to be unreasonably withheld, conditioned or delayed. The party commencing an action (the “Controlling Party”) shall cover any reasonable out-of-pocket third party costs and expenses (including, without limitation, reasonable fees and disbursements of outside counsel) incurred by the other party at its request in connection with any such action. The party not controlling the action shall have the right to join the action by notifying the Controlling Party in writing within sixty (60) days after the commencement of such an action (the “Joining Party”). Notwithstanding any contrary provision of this Agreement, neither party shall have the right to, and shall not, settle any action involving the other party’s Intellectual Property, property, assets and/or Marks without such other party’s approval (not to be unreasonably withheld, conditioned or delayed) of all the terms and conditions of any such proposed settlement that relate specifically to such other party. Any damages recovered or sums obtained in settlement in or with respect to any action contemplated above shall be applied first to reimburse the respective parties for their respective actual, third-party, verifiable out-of-pocket costs, fees and expenses (including, without limitation, investigatory expenses and legal expenses such as outside attorneys’ fees and disbursements) incurred by them in connection with any such action, and the balance, if any, shall be retained solely by the Controlling Party.

10. Representations and Warranties

10.1. KAP represents and warrants to Glu that:

(a)	It has, and will have throughout the Term of this Agreement, the right to enter into this Agreement and to license the KAP Property to Glu in accordance with the terms and provisions of this Agreement;

(b)	Entering into this Agreement by KAP does not violate any agreements, rights or obligations existing between KAP and any other person, firm or corporation;

(c)	The KAP Property, as specifically limited in this Agreement is solely owned and/or controlled by KAP and any use thereof by Glu in conformity with the terms of this Agreement shall not infringe upon the copyright or intellectual property or other rights of any third parties;

(d)	There is no action, suit, proceeding, arbitration, mediation, complaint, claim, charge or, to KAP’s knowledge, investigation (collectively, an “Action”), in each case, before any court, arbitrator, mediator or governmental body, pending, or to KAP’s knowledge, currently threatened against KAP, Kardashian, or KAP’s Affiliates or against any consultant, officer, director or employee of KAP or KAP’s Affiliates, relating to Kardashian and the KAP Property which could reasonably be expected to materially impact the parties’ respective rights and obligations under this Agreement;

(e)	It will (1) comply with all international anti-bribery and anti-corruption laws, including without limitation the United States Foreign Corrupt Practices Act of 1977, as amended, the UK Bribery Act of 2010, or other similar law, statute, rule or regulation of any country regarding the unlawful influence of any person or entity, and (2) not make any bribe, rebate payoff, influence, payment, kickback or other similar unlawful payment to any person or entity;

(f)	It will use commercially reasonable efforts to not harm, misuse or bring into disrepute the Game or Glu, and it will cause Kardashian to use commercially reasonable efforts to not do the same. [*]

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License Agreement between Kimsaprincess, Inc. and Glu Mobile Inc.

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

(g)	It will not knowingly disparage, defame or violate the publicity or privacy rights of, and it will prevent Kardashian from knowingly disparaging, defaming or violating the publicity or privacy rights of, any person or entity in the context of fulfilling KAP’s obligations under this Agreement (excluding any statements made by KAP or Kardashian that were authored, created or requested by Glu).

10.2. Glu represents and warrants to KAP that:

(a)	It has, and will have throughout the Term of this Agreement, the right and authority to enter into this Agreement and to perform all obligations hereunder;

(b)	The entering into this Agreement by Glu does not violate any agreements, rights or obligations existing between Glu and any other person, firm or corporation;

(c)	It will not attack, or assist others to attack, the title of KAP (or third parties that have granted rights to KAP) in and to the KAP Property or any copyright or trademarks pertaining thereto;

(d)	It will (1) comply with all international anti-bribery and anti-corruption laws, including without limitation the United States Foreign Corrupt Practices Act of 1977, as amended, the UK Bribery Act of 2010, or other similar law, statute, rule or regulation of any country regarding the unlawful influence of any person or entity, and (2) not make any bribe, rebate payoff, influence, payment, kickback or other similar unlawful payment to any person or entity;

(e)	It will use commercially reasonable efforts to not harm, misuse or bring into disrepute the KAP Property, Kardashian or KAP;

(f)	The Game shall not contain any hidden content/“Easter Eggs” (i.e. gameplay feature(s), cheat codes, text and images etc.) and/or any hidden or undisclosed features including, but not limited to, those that contain infringing, offensive or inappropriate content, without obtaining the express prior written approval of KAP;

(g)	It will comply with all applicable laws, including the obtaining and/or maintaining of any necessary licenses in connection with Glu’s obligations under this Agreement; and

(h)	It shall not knowingly violate or infringe any patent, copyright, trademark, trade secret or other proprietary or intellectual property right of any third party.

10.3 OTHER THAN AS SET FORTH IN THIS SECTION 10, ALL MATERIALS SUPPLIED BY ONE PARTY TO THE OTHER ARE PROVIDED ON AN “AS IS” BASIS. TO THE FULLEST EXTENT PERMITTED BY LAW, OTHER THAN AS SET FORTH IN THIS SECTION 10, EACH PARTY EXPRESSLY DISCLAIMS ALL WARRANTIES, WHETHER EXPRESS OR IMPLIED, WRITTEN OR ORAL, WITH RESPECT TO ALL MATTER SUPPLIED BY IT TO THE OTHER PARTY WHATSOEVER, INCLUDING ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR THOSE ARISING BY LAW, STATUTE, USAGE OF TRADE OR COURSE OF DEALING, EXCEPT AS DESCRIBED IN THIS SECTION 10. NO EMPLOYEE, AGENT OR OTHER REPRESENTATIVE OF A PARTY IS AUTHORIZED TO GIVE ANY OTHER WARRANTY.

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License Agreement between Kimsaprincess, Inc. and Glu Mobile Inc.

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

11. Indemnification and Insurance.

11.1. Glu agrees to defend, indemnify and hold harmless KAP, Kardashian and each of their respective successors, assigns, parents, subsidiaries, Affiliates, and co-venturers, and each of their respective directors, officers, employees and agents, during and after the Term hereof, from and against all third party claims, damages, losses, liabilities, suits and expenses (including reasonable outside attorneys’ fees and costs whether or not a suit is instituted and if instituted, whether at the trial or appellate level) payable to such third parties and arising out of or in connection with: (1) any breach of this Agreement by Glu, (2) any breach by Glu of its representations and warranties set forth in Section 10.2, (3) the Game (excluding any claim for infringement of the KAP Property, unless the use of the KAP Property was made in breach of this Agreement), including Glu Property, Glu Assets, Glu Proprietary Matter, the Glu Marks or any technology used in connection with the foregoing, infringing or allegedly infringing any intellectual property or other rights of any other person or entity, or (4) the production, distribution and marketing of the Game.

11.2. KAP agrees to defend, indemnify and hold harmless Glu, and each of its respective successors, assigns, parents, subsidiaries, Affiliates, and co-venturers, and each of their respective directors, officers, employees and agents, during and after the Term hereof, from and against all third-party claims, damages, losses, liabilities, suits and expenses (including reasonable outside attorneys’ fees and costs whether or not a suit is instituted and if instituted, whether at trial or appellate level) payable to such third parties and arising out of or in connection with: (1) any breach by KAP of its representations and warranties set forth in Section 10.1, or (2) the KAP Property (when used as authorized and approved by KAP and in accordance with the provisions of this Agreement) infringing or allegedly infringing any intellectual property or other right of any other person or entity.

11.3. Each party agrees to give the other prompt written notice of any legal proceeding instituted or claim or demand asserted by any third party of which it becomes aware relating to a party’s indemnification obligations under this Section 11 (each a “Third Party Claim”). In the event of a Third Party Claim, the party seeking indemnification (the “indemnified party”) shall:

i.	Give the indemnifying party prompt written notice of the Third Party Claim when the indemnified party learns of such claim; provided, however, that the failure to give prompt notice shall not diminish the indemnifying party’s obligations under this Agreement except to the extent such failure materially prejudices the indemnifying party;

ii.	Grant the indemnifying party, exclusive control over the defense and settlement of the Third Party Claim; and

iii.	Give the indemnifying party reasonable assistance in the defense and settlement of the Third Party Claim, as requested by the indemnifying party (all of the indemnified party’s reasonable out-of-pocket expenses in giving assistance will be paid by the indemnifying party).

11.4. Glu shall obtain and continuously maintain during the Term and so long as the Game is being sold and the Marketing Materials are being utilized or disseminated, at its own expense, general commercial liability insurance, including product liability and advertising injury (including without limitation for trademark and copyright infringement) from a recognized insurance company providing adequate protection with a limit of liability (in addition to costs of defense) of not less than Two Million Dollars and No/100 ($2,000,000.00) per occurrence and Four Million Dollars and No/100 ($4,000,000.00) in the aggregate, insuring, without limitation, against any claims, suits, losses or damages arising out of Glu’s breach of any warranty, representation or covenant under this Agreement including, without limitation, actions for breach of warranty, negligence, product liability and strict liability in tort, in addition to costs of defense, which will be covered by such policy. KAP shall obtain and continuously maintain during the Term and so long as the Game is being sold and the Marketing Materials are being utilized or disseminated, at its own expense, general commercial liability insurance in an amount and of a scope of coverage that is reasonable given the nature of KAP’s business and its obligations under this Agreement. All policies shall be occurrence-based. KAP and Kardashian shall be named as additional insureds on Glu’s policy. A certificate of insurance evidencing such coverage shall be furnished to the other party upon request within thirty (30) days of the full execution of this Agreement.

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License Agreement between Kimsaprincess, Inc. and Glu Mobile Inc.

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

12. Confidentiality.

12.1. Except as set forth in Section 12.5 below, neither KAP nor Glu shall issue any press release or statement with regard to the terms and provisions of this Agreement without the consent of the other, nor shall either party disclose to any third party (other than its respective employees, directors and officers, in their capacity as such, on a need-to-know basis), any information with respect to the financial terms and/or provisions of this Agreement or any Confidential Information except: (a) to the extent necessary to comply with the law or a valid court order of a court with competent jurisdiction, in which event the party making such disclosure shall so notify the other party as promptly as is practicable (if possible, prior to making such disclosure) and shall seek confidential treatment of such information; (b) to the extent necessary to comply with the disclosure requirements of the S.E.C. or similar governmental agencies, and/or by the applicable rules of any stock exchange on which either party or their respective parent companies list securities; (c) to its parent, subsidiary or other affiliated companies, their banks, auditors and attorneys and similar professionals (collectively, its “Permitted Recipients”), provided that the disclosing party shall be liable to the other party in the event that any of its Permitted Recipients disclose any information that the disclosing party would be prohibited from disclosing pursuant to this Section; (d) in order to enforce its rights pursuant to this Agreement; or (e) to a prospective or actual buyer or financier or affiliate thereof as well as the Permitted Recipients thereof, provided that any such buyer or financier has executed a written confidentiality agreement pursuant to which they/it agree(s) to be bound by the provisions of this Section or a similar undertaking of confidentiality. “Confidential Information” means information or materials disclosed by one party (the “Disclosing Party”) to the other party (the “Receiving Party”), or learned by one party (the “Receiving Party”) about the other party (the “Disclosing Party”) or the Disclosing Party’s products or business, in the course of the performance of the parties’ obligations under this Agreement that is described by one of the following: (i) the design, technology and know-how of any product and systems, including the Game, except insofar as they have been publicly disclosed; (ii) computer object and source code; (iii) the terms and conditions of either party’s agreements or proposed agreements with third parties; (iv) non-public information concerning the Disclosing Party’s finances, financial status, research and development, proposed new products, marketing plans and pricing, unless and until publicly announced; (v) the terms and conditions of this Agreement; (vi) the confidential information and/or services provided by third parties and provided to a party hereto; and (vii) any information designated in writing by the Disclosing Party as confidential or proprietary.

12.2. The parties agree and acknowledge that information or materials that otherwise derive from this Agreement and the relationship of the parties will nevertheless not be considered “confidential” to the extent that the information or materials: (a) becomes known to the general public without fault or breach on the part of the receiving party; (b) is customarily provided by the disclosing party to others without restriction on disclosure; (c) is received by the receiving party from a third party without breach of a nondisclosure obligation and without restriction on disclosure; (d) that the receiving party can show with documentary evidence was in the possession of the receiving party prior to disclosure by the disclosing party; (e) is independently developed by the receiving party’s personnel having no access to similar confidential information obtained from the disclosing party.

Confidential

License Agreement between Kimsaprincess, Inc. and Glu Mobile Inc.

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

12.3. Each party, as a Receiving Party, agrees to use reasonable efforts, and at least the same care that it uses to protect its own confidential information of like importance, to prevent unauthorized dissemination and disclosure of the Disclosing Party’s Confidential Information for a period of three (3) years after the disclosure of the Confidential Information to the Receiving Party by the Disclosing Party.

12.4. The Receiving Party acknowledges that the Disclosing Party’s rights in the Confidential Information have particular value and agrees that any breach of this Agreement relating to these matters may result in irreparable and continuing damage to the Disclosing Party for which there will be no adequate remedy in damages. In the event of such breach, the Disclosing Party will be entitled to injunctive relief and/or a decree for specific performance and such other further relief as may be proper.

12.5. The parties agree that they will issue a mutually agreed upon joint press release promptly following the Effective Date regarding the relationship covered by this Agreement. In addition, Glu may make informational references to the Game and KAP’s participation therein in investor materials, title plans and during investor calls without obtaining KAP’s consent; informational references do not include any formal announcements concerning the Game’s release (not End-User facing; not intended for consumption by End Users).

13. Termination

13.1. Either party may (without prejudice to its other rights) terminate this Agreement with immediate effect by notice in writing to the other if:

(a)	the other party defaults in due performance or observance of any material obligation hereunder which is capable of remedy and the defaulting party has not remedied that breach within thirty (30) days of receiving notice of that breach, unless such breach is not of a nature that can be cured within thirty (30) days, in which case the non-defaulting party may terminate the Agreement if the defaulting party is not using good faith efforts to cure such breach and such breach is not cured as soon as practicable by the defaulting party;

(b)	in respect of the other party an interim order is applied for or made, or a voluntary arrangement approved, or a petition for a bankruptcy order is presented or a bankruptcy order is made, or a receiver or trustee in bankruptcy is appointed over the other party’s estate or a voluntary agreement or arrangement is approved or entered into, or an administration order is made, or a receiver or administrative receiver is appointed over any of the other’s assets or an undertaking or a resolution or petition to wind up the other is passed or presented (other than for the purposes of amalgamation or reconstruction) or if any circumstances arise which entitle the Court or a creditor to appoint a receiver, administrative receiver or administrator or to present a winding-up petition or make a winding-up order;

(c)	if the other party ceases or threatens to cease to carry on its business; or

(d)	Kardashian commits any act that (i) results in a charge, indictment or conviction of a felony or (ii) results in a charge, indictment, or conviction of any misdemeanor of moral turpitude (by way of example only, a misdemeanor involving a controlled substance, fraud, embezzlement, assault, and battery).

Notices of default shall be made in writing in the manner prescribed in Section 21 below.

In the event Glu terminates this Agreement due to an uncured breach by KAP pursuant to Section 13.1(a) in addition to any other rights and remedies that Glu may have, Glu shall also be entitled to and KAP shall refund any unrecouped portions of the Minimum Guarantee (as it may have been increased due to review delays as set forth in Section 4.4). The rights and remedies provided in this Section 13.1 shall not be exclusive and are in addition to any other rights and remedies provided by law, in equity or this Agreement.

Confidential

License Agreement between Kimsaprincess, Inc. and Glu Mobile Inc.

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

13.2. Upon the expiration or termination of this Agreement for any reason, each party shall forthwith return the other party’s Confidential Information to that other party or, with the prior written consent of the other party or due to the nature of such Confidential Information which is unable to return, shall destroy the other party’s Confidential Information and will confirm to the other party in writing that it has done so.

13.3. Following the expiration or termination of this Agreement, Glu shall immediately cease any and all distribution and manufacturing of the Game and any elements thereto, and shall immediately instruct distributors to stop making the Game available for downloading. Notwithstanding the foregoing, KAP acknowledges that (1) the Channels and platforms typically have storage mechanisms for End Users to permit End Users to reinstall previously downloaded (i.e., downloaded during the Term) copies of the Game and Glu has no control over this process; (2) Games downloaded during the Term and played by End Users after the expiration or termination of this Agreement will continue to generate revenue.

14. Limitation of Liability. EXCEPT FOR A PARTY’S BREACH OF THE PROVISIONS OF SECTION 12 (CONFIDENTIALITY) OR IN CONNECTION WITH A PARTY’S INDEMNIFICATION OBLIGATIONS HEREUNDER, NEITHER PARTY SHALL, UNDER ANY CIRCUMSTANCES, BE LIABLE TO THE OTHER PARTY FOR CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR SPECIAL DAMAGES, EVEN IF SUCH PARTY HAS BEEN APPRISED OF THE LIKELIHOOD OF SUCH DAMAGES OCCURRING. [*]

15. Assignment. Neither party shall voluntarily or by operation of law assign, sublicense, transfer, encumber or otherwise dispose of all or any part of its interest in this Agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld, conditioned or delayed. Any attempted assignment, sublicense, transfer, encumbrance or other disposal without such consent shall be void and shall constitute a material default and breach of this Agreement. A “transfer” within the meaning of this Section 15 shall not include: (a) any merger or consolidation involving a party or its majority shareholder, or any sale or transfer of all or substantially all of a party’s or its parent company’s assets or (b) any transfer of this Agreement to an Affiliate.

16. Independent Parties. Nothing contained herein shall be deemed to create or construed as creating a joint venture or partnership between KAP and Glu. Neither party is, by virtue of this Agreement or otherwise, authorized as an agent or legal representative of the other party. Neither party is granted any right or authority to assume or to create any obligation or responsibility, express or implied, on behalf of or in the name of the other party or to bind such other party in any manner.

17. Waiver. A waiver by any party at any time of a breach of any provision of this Agreement shall not apply to any breach of any other provision of this Agreement or imply that a breach of this same provision at any other time has been or will be waived or that this Agreement has been in any way amended, nor shall any failure by a party to object to conduct of the other be deemed to waive such party’s right to claim that a repetition of such conduct is a breach hereof.

18. Amendments. This Agreement shall not be modified, amended or in any way altered except by a written agreement dated subsequent hereto signed on behalf of Glu and KAP by their duly authorized representatives.

19. Severability of Provisions. In the event that any provision of this Agreement is found invalid or unenforceable pursuant to judicial decree or decision, the remainder of this Agreement shall remain valid and enforceable according to its terms. The parties intend that the provisions of this Agreement be enforced to the fullest extent permitted by applicable law. Accordingly, the parties agree that if any provisions are deemed not enforceable, they shall be deemed modified to the extent necessary to make them enforceable.

Confidential

License Agreement between Kimsaprincess, Inc. and Glu Mobile Inc.

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

20. Forum and Jurisdiction. This Agreement was entered into in the State of California and its validity, construction, interpretation and legal effect shall be governed by applicable United States laws and by the internal substantive laws of the State of California (without reference to conflicts of laws provisions). The parties submit and consent to the exclusive jurisdiction of the courts (state and federal) in the State of California in any legal proceedings brought to enforce (or otherwise relating to or arising out of) this Agreement. The parties shall file any such legal proceeding in an appropriate state or federal court located in the County of Los Angeles, California or in the County of San Francisco, California. Nothing in this Agreement shall be construed as creating a third party beneficiary agreement.

21. Notices. Except as otherwise specifically provided herein, all notices which either party hereto is required or may desire to give to the other shall be given by addressing the same to the other at the address set forth below, or at such other address as may be designated in writing by any such party in a notice to the other given in the manner prescribed in this Section. The date of messengering (personal delivery) or telecopying shall be deemed to be the date of service. Five (5) business days from the date of mailing shall be deemed to be the date of service for mailed notices. One (1) business day from the date of overnight air courier handling shall be deemed to be the date of service for courier handled notices where delivery is acknowledged in writing by addressee including a receipt signed by the addressee.

To KAP:	KimsAPrincess Inc., [*] 21731 Ventura Boulevard, Suite 300 Woodland Hills, CA 91364 Telephone: [*] Email [*]

With a copy to:	WME Attn: [*] 9601 Wilshire Blvd Beverly Hills 90210 Telephone: [*] Email: [*] [*]

and:	Mr. Todd Wilson, Esq 6800 N. Hillside Drive Paradise Valley, AZ 85253

To Glu:	GLU MOBILE INC. 500 Howard Street, Third Floor San Francisco, California 94105 Attention: General Counsel Telephone: (415) 800-6100 Fax: (650) 403-1018 Email: Legal@glu.com

Confidential

License Agreement between Kimsaprincess, Inc. and Glu Mobile Inc.

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

22. Attorneys’ Fees In the event of any litigation or other proceeding is brought by any party arising out of or relating to this Agreement, the prevailing party in such litigation or other proceeding shall be entitled to recover from the other party all reasonable costs, reasonable outside attorneys’ fees and other reasonable expenses incurred by such prevailing party in such litigation or proceeding.

23. Force Majeure. Neither party shall be deemed in default if its performance or obligations hereunder are delayed or become impossible or impractical by reason of any act of God, war, whether or not declared, acts of terrorism or mass crime, whether domestic or foreign, whether or not politically motivated, and whether or not directed specifically at the parties or the parties’ property, fire, earthquake, labor dispute, accident, civil commotion, epidemic, strikes, act of government or government agency or officers, or any other comparable cause beyond such party’s control.

24. Survival of Obligations. The respective obligations of the parties under this Agreement, which by their nature would continue beyond the termination, cancellation or expiration of this Agreement, including but not limited to confidentiality, indemnification, insurance and payment of KAP’s Royalties (including for any Net Revenues generated after the end of the Term), shall survive termination, cancellation or expiration of this Agreement.

25. Headings. The headings contained in this Agreement are for convenience and reference purposes only. They do not form a part hereof and shall not affect the meaning or interpretation of this Agreement.

26. Entire Agreement. This Agreement constitutes the entire understanding and agreement between the parties hereto and supersedes any and all prior or contemporaneous representations, understandings and agreements between Glu and KAP with respect to the subject matter hereof, all of which are merged herein. It is expressly understood and agreed that no employee, agent, or other representative of either party has any authority to bind such party with regard to any statement, representation, warranty, or other expression unless the same is specifically set forth or incorporated by reference herein. It is expressly understood and agreed that, there being no expectation of the contrary between the parties hereto, no usage of trade or custom and practice within the industry, and no regular practice of method of dealing between the parties hereto, shall be used to modify, supplement or alter in any manner the terms of this Agreement or any party hereof.

27. Miscellaneous. A person who is not a party to this Agreement has no rights to enforce, or to enjoy the benefit of, any term of this Agreement but that does not affect any right or remedy of a third party which exists or is available apart from that act. A person who is not a party to this Agreement has no rights to enforce, or to enjoy the benefit of, any term of this Agreement but that does not affect any right or remedy of a third party which exists or is available apart from that act. This Agreement shall not be binding on either party until accepted by KAP and Glu and executed by a duly authorized officer of each party. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. Digital, facsimile or scanned signatures will be treated as valid originals for all purposes.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Effective Date.

KIMSAPRINCESS, INC.		GLU MOBILE INC.

By:	/s/ Kim Kardashian	By:	/s/ Niccolo de Masi
Print Name:	Kim Kardashian	Print Name:	Niccolo de Masi
Its:	President	Its:	CEO

Confidential

License Agreement between Kimsaprincess, Inc. and Glu Mobile Inc.

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

Exhibit A

Copyright and Trademark Notices

© [year of publication] Kimsaprincess, Inc. All copyrights, trademarks and other intellectual property rights in Kim Kardashian’s name, image and likeness are owned exclusively by Kimsaprincess, Inc. and used under license by Glu Mobile, Inc. All rights reserved.

Confidential

License Agreement between Kimsaprincess, Inc. and Glu Mobile Inc.

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

AMENDMENT No. 1 TO LICENSE AGREEMENT

Between

KIMSAPRINCESS, INC. and GLU MOBILE INC.

THIS AMENDMENT No. 1 TO THE LICENSE AGREEMENT (the “Amendment”), entered into as of this 13th day of June, 2014, between KIMSAPRINCESS, INC., with its registered offices located at 21731 Ventura Boulevard, Suite 300, Woodland Hills, California 91364 (“KAP”), and GLU MOBILE INC., with offices located at 500 Howard Street, Suite 300, San Francisco, California 94105 (“Glu”), is to evidence:

WHEREAS, KAP and Glu entered into a license agreement dated November 5, 2013, in connection with the design, development, creation, delivery and publication of a mobile game based on the personal brand, image and likeness of Kim Kardashian (the “Agreement”); and

WHEREAS, the parties now wish to amend the Agreement in certain respects.

NOW, THEREFORE, the parties agree as follows:

1.	AMENDMENT TO LAUNCH DATE:

The definition of “Launch Date” (Section 1.17 of the Agreement) is hereby revised to replace the date of “[*]” with “[*].” In all other respects, this definition shall remain unchanged.

2.	AMENDMENT TO KAP MARKS and KAP PROPERTY:

The definition of “KAP Property” (Section 1.15 of the Agreement) is hereby revised to include: as approved by KAP in accordance with the provisions of this Agreement, images of the DASH retail stores (without reference to the name of such retail stores). The definition of “Marks” with regard to the Marks (Section 1.18 of the Agreement) belonging to KAP is hereby revised to include the following Marks: KARDASH and KARDASHIAN KOLLECTION. The additions to these definitions are collectively referred to as the “New KAP Property.” The definitions of KAP Property and KAP Marks are otherwise unchanged.

Glu Mobile Inc. – KimsAPrincess, Inc.

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

3.	AMENDMENT TO MARKETING ACTIVITIES:

In addition to the marketing activities described in Section 5.1 of the Agreement, KAP also agrees to cause Kardashian to perform the following services and participate in the following activities:

[*].

4.	AMENDMENTS TO REPRESENTATIONS AND WARRANTIES:

The following shall be added to KAP’s representations and warranties in Section 10.1:

“(h)	KAP is a joint owner of the U.S. trademark applications and registrations for the Mark KARDASHIAN KOLLECTION referenced in Schedule 1 (“Applications and Registrations”), and KAP has obtained consents from the remaining joint owners of such Applications and Registrations (collectively “Joint Owners”) to use the New KAP Property in the Game pursuant to the terms and conditions of this Agreement;

(i)	Aside from the Jupi Corporation (“Jupi”), for which Glu has obtained consent, and the Joint Owners, for which KAP has obtained consent, KAP is unaware of any other third parties whose consent is needed to use the New KAP Property in the Game;

(j)	Except as to the Action referenced in Section 10.1(k) below, as of the Effective Date and to KAP’s knowledge, KAP reasonably expects that the New KAP Property as used by Glu in conformity with the terms and conditions of the Agreement shall not infringe upon the copyright or intellectual property or other rights of any third parties; and

Glu Mobile Inc. – KimsAPrincess, Inc.	25

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

(k)	As of the Effective Date and to KAP’s knowledge, KAP and the Joint Owners, are unaware of any other pending Actions concerning the New KAP Property except for: [*].”

In light of the foregoing additions and for the purposes of clarification, KAP’s representation and warranty in Section 10.1(c) is hereby deleted and replaced with the following:

“(c)	The KAP Property, other than the New KAP Property, as specifically limited in this Agreement is solely owned and/or controlled by KAP and, any use of the KAP Property, other than the New KAP Property, which is addressed in Section 10.1(j), by Glu in conformity with the terms and conditions of this Agreement shall not infringe upon the copyright or intellectual property or other rights of any third parties.”

The following shall be added to Glu’s representations and warranties in Section 10.2:

“(i)	With respect to the KARDASHIAN KOLLECTION Mark, Glu has obtained the consent of Jupi, licensee of the KARDASHIAN KOLLECTION Mark, to use such Mark in the Game pursuant to the terms and conditions of a written agreement with Jupi.”

5.	AMENDMENTS TO INDEMNIFICATION:

Section 11.2 of the Agreement is hereby deleted in its entirety and is replaced with the following:

Glu Mobile Inc. – KimsAPrincess, Inc.	26

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

“KAP agrees to defend, indemnify and hold harmless Glu, and each of its respective successors, assigns, parents, subsidiaries, Affiliates, and co-venturers, and each of their respective directors, officers, employees and agents, during and after the Term hereof, from and against all third-party claims, damages, losses, liabilities, suits and expenses (including reasonable outside attorneys’ fees and costs whether or not a suit is instituted and if instituted, whether at trial or appellate level) payable to such third parties and arising out of or in connection with: (1) any breach by KAP of its representations and warranties set forth in Section 10.1, or (2) the KAP Property and KAP Marks (excluding the New KAP Property) (when used as authorized and approved by KAP and in accordance with the provisions of this Agreement) infringing or allegedly infringing any intellectual property or other right of any other person or entity.”

6.	MISCELLANEOUS:

This Amendment was entered into in the State of California and its validity, construction, interpretation and legal effect shall be governed by applicable United States laws and by the internal substantive laws of the State of California (without reference to conflicts of laws provisions). Except as hereby expressly amended and modified, all other terms and conditions of the Agreement remain in full force and effect and the Agreement is ratified and confirmed in all respects. Capitalized words not defined in this Amendment shall retain the meanings given to them in the Agreement. No officer, employee or representative of either party has any authority to make any representation or promise not contained in this Amendment, and each party acknowledges that it has not executed this Amendment in reliance upon any promise or representation not contained herein. As of the date hereof, all references herein shall be deemed to mean the Agreement as amended by this Amendment. This Amendment may be executed in one or more counterparts each of which shall be deemed an original and all of which together shall constitute one and the same agreement. This Amendment may be executed by facsimile or electronic copy which shall be deemed an original. This Amendment shall not be binding on either party until accepted by KAP and Glu and executed by a duly authorized officer of each party.

Glu Mobile Inc. – KimsAPrincess, Inc.	27

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

IN WITNESS THEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

KIMSAPRINCESS, INC.		GLU MOBILE INC.

By	/s/ Kim Kardashian	By	/s/ Scott J. Leichtner
Print Name:	Kim Kardashian	Print Name:	Scott J. Leichtner
Its:	President	Its:	Vice President and General Counsel

Glu Mobile Inc. – KimsAPrincess, Inc.	28

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

SCHEDULE 1 TO AMENDMENT

[*]

Glu Mobile Inc. – KimsAPrincess, Inc.	29

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

AMENDMENT No. 2 TO LICENSE AGREEMENT

Between

KIMSAPRINCESS, INC. and GLU MOBILE INC.

THIS AMENDMENT No. 2 TO THE LICENSE AGREEMENT (the “Amendment”), entered into as of this 2nd day of September, 2014 (the “Amendment Effective Date”), between KIMSAPRINCESS, INC., with its registered offices located at 21731 Ventura Boulevard, Suite 300, Woodland Hills, California 91364 (“KAP”), and GLU MOBILE INC., with offices located at 500 Howard Street, Suite 300, San Francisco, California 94105 (“Glu”), is to evidence:

WHEREAS, KAP and Glu entered into a license agreement dated November 5, 2013, in connection with the design, development, creation, delivery and publication of a mobile game based on the personal brand, image and likeness of Kim Kardashian West, as amended by that certain Amendment No. 1 to License Agreement dated June 13, 2014 (“Amendment 1”) (collectively, the “Agreement”); and

WHEREAS, the parties now wish to amend the Agreement in certain respects.

NOW, THEREFORE, the parties agree as follows:

1.	AMENDMENT TO CHANNELS and DEVICES:

The definition of “Channels” (Section 1.3 of the Agreement) is hereby amended to read as follows: “ “Channels” means [*].”

The definition of “Devices” (Section 1.6 of the Agreement) is hereby amended to read as follows: “ “Devices” means [*].”

Glu Mobile Inc. – KimsAPrincess, Inc.

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

The definition of “Game” (Section 1.8 of the Agreement) is hereby amended to read as follows: “ “Game” means (a) the mobile game entitled Kim Kardashian: Hollywood, which is the Glu Version with KAP Property and KAP Assets incorporated therein with Glu Property, which is capable of being played on Devices, together with any Language Translations, conversions to new/different Devices, and all Updates thereto (the “First Game”) and (b) any AddGames. An “AddGame” is any additional mobile game published by Glu during the Term that incorporates KAP Property and KAP Assets with Glu Property which is capable of being played on Devices, together with any Language Translations, conversions to new/different Devices, and all Updates thereto; an AddGame is not required to be based on the Glu Version and may be in a similar or different genre than the First Game.”

All references in the Agreement to “the Game” or “the Game’s” shall, as of the Amendment Effective Date, be changed to “the Games” or “the Games’” or “a Game” or “a Game’s” as the context requires.

The definition of “Gross Revenue” (Section 1.11 of the Agreement) is hereby amended to read as follows: “ “Gross Revenue” means all revenue actually received by or credited to Glu or a Glu Affiliate, and attributable to or related to [*].”

The definition of “Launch Date” (Section 1.17 of the Agreement) is hereby amended to read as follows: “ “Launch Date” means (a) with respect to the First Game, June [25], 2014 and (b) with respect to an AddGame, the first calendar date (according to California time), if any, upon which the AddGame becomes available to End Users throughout the Territory and not for testing purposes.” [*]

2.	AMENDMENT TO TERM:

The length of “Term” (Section 2.1 of the Agreement) is hereby revised so that the Term ends on the last day of the sixtieth (60th) calendar month following the Launch Date of the First Game, or June 30, 2019; months one (1) (i.e., June 25, 2014) through twenty-four (24) inclusive (i.e., June 30, 2016) shall be known as the “First Portion” of the Term, and months thirty-seven (37) (i.e., July 1, 2016) through sixty (60) inclusive (i.e., June 30, 2019) shall be known as the “Second Portion” of the Term. In all other respects, this definition shall remain unchanged.

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

3.	AMENDMENT TO SELL-OFF PERIOD:

The length of the “Sell-Off Period” (Section 2.2 of the Agreement) is hereby revised so that the Sell-Off Period lasts twelve (12) months after the end of the Term. In all other respects, this definition shall remain unchanged.

4.	AMENDMENT TO PUBLISHING RIGHTS and EXCLUSIVITY:

KAP hereby agrees that throughout the Term that KAP shall not permit or use the KAP Property or KAP Marks in connection with the advertisement, promotion, or sale of any other game playable on Devices, [*] Notwithstanding the foregoing, KAP may permit the KAP Property or KAP Marks to appear in or promote applications for use on Devices as long as such applications are not “games,” such as, but not limited to, educational or informational applications (each an “Alternative App”). For the purposes of the immediately preceding sentence, a “game” shall mean a form of play, whether competitive, cooperative or neither, structured by rules, norms or directions, and which is decided by skill or luck, and shall include any application that a reasonable person would, in light of general industry practices and standards and consumer understandings, classify as a game. However, throughout the Term Glu shall have a right of first refusal (“Right of First Refusal”) to develop and publish any Alternative App. In all other respects, the Publishing Rights shall remain unchanged.

[*]

5.	RIGHT OF FIRST REFUSAL:

Respecting Glu’s Right of First Refusal, KAP will provide to Glu detailed concept documents, art references and/or other appropriate documentation, business terms, whether merely proposed by a third party or those that KAP is about to accept, and any other information (the “Required Documentation”) necessary to enable Glu to evaluate each Alternative App. Once KAP has provided Glu with all of the Required Documentation, Glu will have [*] from the date of Glu’s receipt of such Required Documentation to inform KAP in writing whether it wishes to develop and publish the proposed Alternative App. In the event that Glu does not exercise its Right of First Refusal with respect a proposed Alternative App, then KAP may enter into an agreement with a third party for the development and publication of such Alternative App. However, KAP may not enter into an agreement with a third party for the development and publication of an Alternative App to the extent it has not provided Glu with the Required Documentation for such Alternative App, provided Glu with its [*] evaluation period following Glu’s receipt of the Required Documentation or otherwise complied with the provisions of this Section.

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

KAP shall be required to keep Glu regularly apprised (and in any event not less frequently than once per quarter during the Term) regarding the nature and status of any proposed Alternative App or concept for an Alternative App in order to enable Glu to reasonably evaluate whether it wishes to exercise its Right of First Refusal. [*]

6.	ADVERTISING; NATURE OF THE GAMES:

[*]

The parties recognize that it is difficult as of the Amendment Effective Date to agree upon the nature of any AddGames, particularly since an AddGame may be developed and published by Glu late in the Term. As such, Section 3.5 of the Agreement is revised in its entirety to read as follows, “The First Game will be a “free-to-play” [*] video game in which Glu or a Glu Affiliate will modify the Glu Version to incorporate KAP Property and KAP Assets with Glu Property; Glu will determine, using its commercially reasonable judgment, whether each AddGame, if any, will be free-to-play or based on the Glu Version.”

7.	ADDITIONAL KAP PROPERTY:

The parties acknowledge and agree that it would be impossible to list as of the Amendment Effective Date the precise KAP Property that Glu will require in order to make a compelling AddGame. Accordingly, the parties agree that at minimum KAP will provide Glu with the KAP Property specified in Section 4.1 of the Agreement in order to create each AddGame, and that KAP shall provide such additional KAP Property as Glu may reasonably request, taking into account Kardashian’s schedule and other commitments. KAP shall provide such KAP Property to Glu within a reasonable amount of time, which in any event shall not be later than the earlier to occur of (a) 30 days following the date Glu informs KAP that it intends to develop an AddGame or (b) a date specified in the Game Design Documentation for the relevant AddGame.

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

The parties acknowledge that, as contemplated by Section 4.1(ii) of the Agreement, the commercial success of the First Game merits additional KAP Property being included in the First Game and any AddGames. Accordingly, throughout the Term, KAP shall, at Glu’s reasonable request, at a mutually agreeable date, time and place, provide reasonable (taking into account Kardashian’s schedule and other commitments) agreed upon additional vocal recordings, introductions and video clips of Kardashian for inclusion in the First Game and/or any AddGame [*].

8.	ADDITIONAL KAP MARKETING ACTIVITIES:

KAP shall cause Kardashian to promote the availability the Games and of key KAP Assets included in the Games [*]

KAP and Kardashian will perform substantially similar marketing services, in terms of frequency and scope, and provide similar amounts of memorabilia for any AddGame, the precise details of such marketing services to be mutually agreed by the parties prior to the Launch Date of each AddGame.

[*]

9.	ADDITIONAL CONSIDERATION:

In consideration for the rights granted herein, Glu shall: (a) pay to KAP a Second Minimum Guarantee (as defined below); and (b) (i) issue to KAP a warrant, in substantially the form attached to this Amendment as Schedule A-1, to purchase up to [*] shares of Glu’s common stock, (ii) issue to [*] a warrant, in substantially the form attached to this Amendment as Schedule A-2, to purchase up to [*] shares of Glu common stock subject to vesting and other terms and conditions set forth in such warrants and (iii) issue to [*] a warrant, in substantially the form attached to this Amendment as Schedule A-3, to purchase up to [*] shares of Glu common stock subject to vesting and other terms and conditions set forth in such warrants.

The “Second Minimum Guarantee” is a fully recoupable advance of Royalties in the amount of $[*] U.S. Dollars payable upon mutual execution of this Amendment. As with the Minimum Guarantee described in the Agreement, the Second Minimum Guarantee is fully recoupable by Glu [*]. Given the amount of the Second Minimum Guarantee and with regard to any AddGame(s) only, the parties acknowledge and agree that the last sentence of Section 4.4 of the Agreement shall be changed to read as follows: “As a result, in the event that KAP’s cumulative delays with respect to any one single AddGame exceed ten (10) Business Days, the amounts that Glu is permitted to recoup prior to making any Royalty payments to KAP (i.e amounts in addition to the Minimum Guarantee, as defined herein) shall be increased by $[*] for each Business Day KAP’s cumulative delays exceed ten (10) Business Days for any one single AddGame (i.e. for cumulative delays totaling 12 Business Days for any one single AddGame (2 excess Business Days), the amount to be recouped shall be increased to $[*] (less any amount recouped with respect to the Second Minimum Guarantee through such date)).

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

In the event that Glu terminates the Agreement pursuant to Section 13.1 of the Agreement (a “Termination Event”), then, in addition to any other rights and remedies that Glu may have, [*]

10.	MISCELLANEOUS:

This Amendment was entered into in the State of California and its validity, construction, interpretation and legal effect shall be governed by applicable United States laws and by the internal substantive laws of the State of California (without reference to conflicts of laws provisions). Except as hereby expressly amended and modified, all other terms and conditions of the Agreement remain in full force and effect and the Agreement is ratified and confirmed in all respects. Capitalized words not defined in this Amendment shall retain the meanings given to them in the Agreement. No officer, employee or representative of either party has any authority to make any representation or promise not contained in this Amendment, and each party acknowledges that it has not executed this Amendment in reliance upon any promise or representation not contained herein. As of the date hereof, all references herein shall be deemed to mean the Agreement as amended by this Amendment. This Amendment may be executed in one or more counterparts each of which shall be deemed an original and all of which together shall constitute one and the same agreement. This Amendment may be executed by facsimile or electronic copy which shall be deemed an original. This Amendment shall not be binding on either party until accepted by KAP and Glu and executed by a duly authorized officer of each party.

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

IN WITNESS THEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

KIMSAPRINCESS, INC.		GLU MOBILE INC.

By	/s/ Kim Kardashian West	By	/s/ Scott J. Leichtner
Print Name:	Kim Kardashian-West	Print Name:	Scott J. Leichtner
Its:	President	Its:	VP & General Counsel

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

SCHEDULE A-1

Form of KAP Warrant

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE TRANSFERRED UNLESS (i) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT, (ii) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144 PROMULGATED UNDER THE SECURITIES ACT (“RULE 144”), OR (iii) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT.

THIS WARRANT WILL BE VOID AFTER THE EXPIRATION DATE, AS DEFINED IN SECTION 1.2 BELOW.

GLU MOBILE INC.

WARRANT TO PURCHASE [*] SHARES OF

COMMON STOCK, PAR VALUE $0.0001 PER SHARE

September 2, 2014

For VALUE RECEIVED, KimsAPrincess, Inc. (the “Holder”), is entitled to purchase, subject to the provisions of this Warrant, from Glu Mobile Inc., a Delaware corporation (the “Company”), at any time from the date hereof until not later than 5:00 P.M., Pacific time, on the Expiration Date (as defined in Section 1.2 below), at an exercise price per share equal to $4.99 (the exercise price in effect at the time of exercise, the “Warrant Price”), up to [*] fully paid and non-assessable shares (the “Warrant Shares”) of the Company’s Common Stock, par value $0.0001 per share (the “Common Stock”). The right of the Holder to exercise this Warrant to purchase Warrant Shares will be subject to satisfaction of the vesting provisions of Section 1 of this Warrant. The number of Warrant Shares purchasable upon exercise of this Warrant and the Warrant Price are subject to adjustment from time to time as described herein.

This Warrant is being issued pursuant to the terms of the License Agreement between the Company and Holder, as amended to date (the “License Agreement”).

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

1. Vesting and Expiration.

1.1. Vesting of the Warrant Shares. The Warrant Shares will become vested and exercisable in accordance with the following schedule: 1/60th of the Warrant Shares shall vest and become exercisable on each monthly anniversary of the execution date of Amendment No. 2 to the License Agreement (the “Amendment Date”) such that all the Warrant Shares will be fully vested and exercisable on the 60-month anniversary of the Amendment Date (subject to acceleration or earlier termination as provided below). Notwithstanding anything to the contrary contained herein, all the Warrant Shares shall vest and become exercisable on the earliest to occur of (a) the first day of the calendar quarter immediately following the calendar quarter in which the Company fully recoups the Second Minimum Guarantee, as such term is defined in the License Agreement, (b) the termination of the License Agreement by the Holder due to the occurrence of any of the events specified in Section 13.1 of the License Agreement, (c) a Change in Control (as defined in Section 20 below) and (d) the earlier of (i) the termination or expiration of the License Agreement and (ii) June 30, 2019; provided, however, that notwithstanding the foregoing, in the event that the License Agreement is terminated by the Company due to the occurrence of any of the events specified in Section 13.1 of the License Agreement, the Warrant will cease vesting immediately upon such termination and only those Warrant Shares that vested prior to such termination of the License Agreement may be exercised by the Holder until the Expiration Date. This Warrant may not be exercised as to any unvested portion of the Warrant Shares.

1.2. Expiration. The “Expiration Date” shall be the earlier to occur of (a) 5:00 p.m. Pacific Time on September 2, 2020 or (b) 30 days following the date that the License Agreement is terminated by the Company pursuant to any of the provisions of Section 13.1 of the License Agreement. Any Warrant Shares that have not vested by the Expiration Date will no longer vest, will be cancelled and will not be exercisable. On the Expiration Date, this Warrant will terminate, expire and be of no further force or effect automatically and without further action by any person or party on the Expiration Date.

2. Exercise.

2.1. Methods of Exercise. Subject to the provisions hereof, including the vesting provisions of Section 1.1, the Holder may exercise the vested portion of this Warrant, in whole or in part, at any time prior to the Expiration Date, at the election of Holder, by either (a) the surrender of the Warrant, together with delivery of a duly executed Warrant exercise form, in the form attached as Appendix A (the “Exercise Agreement”) and payment by cash, certified check or wire transfer of funds of the aggregate Warrant Price for that number of Warrant Shares then being purchased, to the Company during normal business hours on any Business Day at the Company’s principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder), or (b) exercise of the “net issuance” right provided for in Section 2.2 of this Warrant. As used herein, “Business Day” means a day, other than a Saturday or Sunday, on which banks in San Francisco are open for the general transaction of business. Each exercise hereof will constitute the re-affirmation by the Holder that the representations and warranties contained in Section 5 below are true and correct as of the time of such exercise.

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

2.2. Right to Convert Warrant into Stock: Net Issuance.

(a) Net Issuance Right. In addition to and without limiting the rights of the Holder under the terms of this Warrant, the Holder shall have the right to convert this Warrant or any portion thereof (the “Net Issuance Right”) into shares of Common Stock as provided in this Section 2.2 at any time or from time to time during the term of this Warrant during normal business hours on any Business Day. Upon exercise of the Net Issuance Right with respect to a particular number of shares subject to this Warrant (the “Converted Warrant Shares”), the Company shall deliver to the Holder (without payment by the Holder of any exercise price or any cash or other consideration) that number of shares of fully paid and nonassessable Common Stock as is determined according to the following formula:

X = Y * (A - B)

A

Where:

X = the number of shares of Common Stock to which the Holder is entitled upon exercise of the Net Issuance Right;

Y = the total number of Converted Warrant Shares;

A = the fair market value of one share of Common Stock as at the date the Net Issuance Right is exercised; and

B = the Warrant Price in effect under this Warrant at the time the Net Issuance Right is exercised.

(b) Determination of Fair Market Value. For purposes of this Section 2.2, “fair market value” of a share of Common Stock as of a particular date (the “Determination Date”) shall mean the closing price of the Common Stock on The NASDAQ Global Market (or if the Common Stock is no longer listed on The NASDAQ Global Market, the primary market on which the Common Stock is traded) on the day preceding the Determination Date. If the Common Stock is not publicly traded, then “fair market value” of a share of Common Stock shall be determined in good faith by the Company’s Board of Directors.

2.3. Issue Date; Conversion Date

(a) Purchase of Warrant Shares. In the event that the Holder wishes to exercise the Warrant by purchasing Shares rather than exercising its Net Issuance Right, the Warrant Shares so purchased will be deemed to be issued to the Holder, as the record owner of such shares, as of the close of business on the date on which (a) this Warrant has been surrendered to the Company during normal business hours on any Business Day at the Company’s principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder) (or the date evidence of loss, theft or destruction thereof and security or indemnity satisfactory to the Company has been provided to the Company as provided in Section 4 below), (b) the Warrant Price has been paid and (c) the

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

completed Exercise Agreement has been delivered (the “Issue Date”). Certificates for the Warrant Shares so purchased (the “Issued Shares”) will be delivered to the Holder within a reasonable time following the Issue Date. The certificates so delivered will be in such denominations as may be requested by the Holder and will be registered in the name of the Holder. If this Warrant has been exercised only in part, then, unless this Warrant has expired, the Company will, at its expense, deliver to the Holder a new Warrant of like tenor representing the right to purchase the number of Warrant Shares with respect to which this Warrant will not then have been exercised.

(b) Exercise of Net Issuance Right. The Net Issuance Right may be exercised by the Holder by the surrender of this Warrant to the Company during normal business hours on any Business Day at the Company’s principal executive offices together with a completed Exercise Agreement specifying that the Holder intends to exercise the Net Issuance Right and indicating the number of shares subject to this Warrant which are being surrendered (referred to in Section 2.2 as the Converted Warrant Shares) in exercise of the Net Issuance Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the completed Exercise Agreement, or on such later date as is specified therein (the “Conversion Date”). Certificates for the Warrant Shares to be issued in connection with such net issuance (the “Conversion Shares”) will be delivered to the Holder within a reasonable time following the Conversion Date. The certificates so delivered will be in such denominations as may be requested by the Holder and will be registered in the name of the Holder. If this Warrant has been exercised only in part, then, unless this Warrant has expired, the Company will, at its expense, deliver to the Holder a new Warrant of like tenor representing the right to purchase the number of Warrant Shares with respect to which this Warrant will not then have been exercised.

3. Compliance with the Securities Act. The Company will cause the legend set forth on the first page of this Warrant to be affixed to each certificate representing the Issued Shares until such time as (a) such Issued Shares have been registered for sale pursuant to the Securities Act, (b) such Issued Shares may be sold pursuant to Rule 144, or (c) the Company has received from the holder of Issued Shares an opinion of counsel reasonably satisfactory to it that such legend may be removed from the Issued Shares.

4. Mutilated or Missing Warrant. If this Warrant is mutilated, lost, stolen, or destroyed, the Company will issue in exchange and substitution for, and upon surrender and cancellation of, the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and for the purchase of a like number of Warrant Shares, but only upon receipt of (a) in the case of a lost, stolen or destroyed Warrant, an affidavit of lost, stolen or destroyed warrant in form reasonably satisfactory to the Company and (b) reasonable indemnity to the Company against any loss that the Company may suffer as a result of the replacement of such Warrant, in each case if so requested by the Company.

5. Representations and Warranties of the Holder. The Holder hereby represents and warrants as of the date hereof and as of the date of each exercise of the Warrant:

5.1. Purchase for Own Account. As of the date hereof this Warrant, and as of the date of any exercise of the Warrant the Issued Shares, have been acquired for investment for the Holder’s own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act, and the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same.

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

5.2. Disclosure of Information. The Holder has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Warrant and, to the extent such information is timely provided by Company prior to the applicable exercise of the Warrant, any Issued Shares that result from the exercise at such time. The Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of this Warrant and, to the extent such opportunity is timely provided prior to any applicable exercise of the Warrant, any Issued Shares that result from the exercise at such time.

5.3. Investment Experience. The Holder understands that the purchase of the Warrant and Issued Shares involves substantial risk. The Holder has such knowledge and experience in financial or business matters that the Holder is capable of evaluating the merits and risks of this investment in the Warrant and Issued Shares and protecting its own interests in connection with this investment.

5.4. Restricted Securities. The Holder understands that the Warrant and any Issued Shares are characterized as “restricted securities” under the Securities Act and Rule 144 inasmuch as they are being acquired from the Company in a transaction not involving a public offering, and that under the Securities Act and applicable regulations thereunder the Warrant and any Issued Shares may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Holder is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. The Holder understands that the Company is under no obligation to register the Warrant or Issued Shares.

5.5. No Solicitation. At no time was the Holder presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Warrant.

6. Representations and Warranties of the Company. The Company hereby represents and warrants that there have been reserved, and the Company will at all applicable times keep reserved until issued, out of the authorized and unissued shares of Common Stock, sufficient shares to provide for the exercise in full of the rights of purchase represented by this Warrant. The Company agrees that all Issued Shares issued upon due exercise of this Warrant in accordance with the terms hereof will be, at the time of delivery of the certificates for such Issued Shares, duly authorized, validly issued, fully paid and non-assessable shares of Common Stock that are free of any taxes, liens and encumbrances (excluding any taxes, liens and encumbrances that may be imposed thereon by actions taken by the Holder either before or after the date hereof). The Company will not amend its certificate of incorporation or bylaws or take any other action for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company.

7. Adjustment Provisions. The number and character of Warrant Shares issuable upon exercise of this Warrant and the Warrant Price therefor, are subject to adjustment upon each event in Sections 7.1 through 7.4 occurring between the date this Warrant is issued and earlier of the time that it is exercised in full or the Expiration Date:

7.1. Adjustment for Stock Splits and Stock Dividends. The Warrant Price and the number of the Warrant Shares for which this Warrant remains exercisable will each be proportionally adjusted to reflect any stock dividend, stock split, reverse stock split or other similar event affecting the number of outstanding shares of Common Stock.

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

7.2. Adjustment for Other Dividends and Distributions. If the Company makes or issues, or fixes a record date for the determination of eligible holders entitled to receive, a dividend or other distribution payable with respect to the Common Stock that is payable in (a) securities of the Company (other than issuances with respect to which adjustment is made under Section 7.1 or Section 7.3) or (b) assets (whether cash or property, and whether or not a regular cash dividend) which dividend or distribution is actually made (each a “Dividend Event”), then, and in each such case, the Holder, upon exercise of this Warrant at any time after such Dividend Event, will receive, in addition to the Issued Shares, the securities or such other assets of the Company that would have been payable to the Holder if the Holder had completed such exercise of this Warrant, immediately prior to such Dividend Event.

7.3. Adjustment for Reorganization, Consolidation, Merger. In case (a) of any recapitalization or reorganization of the Company, including any reclassification, exchange or substitution of the Common Stock, or (b) the Company consolidates with, merges into, or sells all of substantially all of its assets to, one or more other corporations or entities (each, a “Reorganization Event”), then, and in each such case, the Holder, upon the exercise of this Warrant after such Reorganization Event will be entitled to receive, in lieu of the stock or other securities and property that the Holder would have been entitled to receive upon such exercise prior to such Reorganization Event, the stock or other securities or property that the Holder would have been entitled to receive upon such Reorganization Event if, immediately prior to such Reorganization Event, the Holder had completed such exercise of this Warrant, all subject to further adjustment as provided in this Warrant. In each such case, the terms of this Warrant will apply to the shares of stock or other securities or property receivable upon the exercise of this Warrant after the consummation of such Reorganization Event.

7.4. Conversion of Stock. In case all (a) the Warrant Shares are converted, pursuant to the Company’s Certificate of Incorporation or otherwise, into securities or property (other than Common Stock), or (b) the Warrant Shares otherwise ceases to exist or to be authorized by the Company’s Certificate of Incorporation (each, a “Stock Event”), then the Holder, upon exercise of this Warrant at any time after such Stock Event, will receive, in lieu of the number of shares of Warrant Shares that would have been issuable upon exercise of this Warrant immediately prior to such Stock Event, the stock and other securities and property that the Holder would have been entitled to receive upon the Stock Event, if, immediately prior to such Stock Event, the Holder had completed such exercise of this Warrant.

7.5. Notice of Adjustments. The Company will promptly give the Holder written notice of each adjustment under Section 7 of the Warrant Price or the number of Warrant Shares or other securities that remain issuable upon exercise of this Warrant. The notice will describe the adjustment and show in reasonable detail the facts on which the adjustment or readjustment is based.

7.6. No Change Necessary. The form of this Warrant need not be changed because of any adjustment in the Warrant Price or in the number of shares of Common Stock issuable upon its exercise.

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

7.7. Certain Events. If any event occurs as to which the other provisions of this Section 7 are not strictly applicable but the lack of any adjustment would not fairly protect the purchase rights of the Holder under this Warrant in accordance with the basic intent and principles of such provisions, or if strictly applicable would not fairly protect the purchase rights of the Holder under this Warrant in accordance with the basic intent and principles of such provisions, then the Company’s Board of Directors will, in good faith, make an appropriate adjustment to protect the rights of the Holder.

8. Fractional Interest. The Company is not required to issue fractions of shares of Common Stock when the Holder exercises this Warrant. If any fractional share of Common Stock would, except for the provisions of the first sentence of this Section 8, be deliverable upon such exercise, the Company, in lieu of delivering such fractional share of Common Stock, will pay to the Holder an amount in cash equal to the fair market value of such fractional share on the Issue Date or Conversion Date, as applicable.

9. Notices. Unless otherwise provided herein, any notice required or permitted under this Warrant will be given in writing and will be deemed effectively given (a) at the time of personal delivery, if delivery is in person; (b) one Business Day after deposit with an express overnight courier for United States deliveries, or three Business Days after deposit with an international express overnight air courier for deliveries outside of the United States, in each case with proof of delivery from the courier requested; or (c) three Business Days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries, when addressed to the party to be notified at the address indicated for such party below, or at such other address as either party may designate by giving ten days’ advance written notice to the other party in accordance with this Section:

If to the Company:

Glu Mobile Inc.

500 Howard Street, Suite 300

San Francisco, California 94105

Attention: General Counsel

If to the Holder:

KimsaPrincess, Inc., c/o Mr. Todd Wilson

6800 N. Hillside Drive

Paradise Valley, AZ 85253

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

With a copy to:

WME

9601 Wilshire Boulevard

Beverly Hills, CA 90210

[*]

10. Governing Law. This Warrant will be governed by and construed under the internal laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California, without reference to principles of conflict of laws or choice of laws.

11. Attorneys’ Fees. If any party is required to engage the services of any outside attorneys for the purpose of enforcing this Warrant, the prevailing party will be entitled to recover its reasonable expenses and costs in enforcing this Warrant, including reasonable outside attorneys’ fees.

12. No Third-Party Beneficiaries. Nothing in this Warrant will be construed to give any person, firm or corporation (other than the Company and the Holder) any legal or equitable right, remedy or claim. The Company and the Holder agree that this Warrant is for the sole and exclusive benefit of the Company and the Holder.

13. No Rights as Stockholder. Before exercising this Warrant, the Holder will not have or exercise any rights as a stockholder of the Company solely by virtue of its ownership of this Warrant.

14. Amendment; Waiver. This Warrant may be amended, and any provision of it waived, only by a writing signed by an authorized representative of both the Company and the Holder.

15. No Transfer. Neither this Warrant nor any rights hereunder may be assigned, conveyed or transferred, in whole or in part, without the Company’s prior written consent, which the Company may withhold in its sole discretion.

16. Counterparts. This Warrant may be executed in counterparts, all of which together shall constitute one and the same agreement.

17. Section Headings. The section headings in this Warrant are for the convenience of the Company and the Holder and in no way alter, modify, amend, limit or restrict the provisions hereof.

18. Severability. If one or more provisions of this Warrant are held to be unenforceable under applicable law, then such provision(s) will be excluded from this Warrant to the extent they are unenforceable (and the parties will use reasonable efforts to replace such provision(s) with mutually acceptable enforceable provision(s) that accomplish the intended purposes of the unenforceable provision(s)) and the remainder of the Warrant will be interpreted as if such provision(s) were so excluded and will be enforceable in accordance with its terms.

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

19. Entire Agreement. This Warrant constitutes the entire understanding and agreement between the parties and supersedes all prior or contemporaneous representations, understandings and agreements between the Company and the Holder with respect to the subject matter hereof. No provision of this Warrant will be deemed to alter, amend, replace or inform any provision of any other agreement between the Company and the Holder, or the parties’ intent with respect thereto, including without limitation any license agreement pursuant to which this Warrant may vest.

20. Change of Control. A “Change of Control” shall be deemed to have occurred if an event set forth in any one of the following paragraphs shall have occurred:

(i) any person other than a stockholder of the Company as of the date hereof, or an affiliate or permitted transferee of any such stockholder (pursuant to Company’s governing documents) is or becomes the Beneficial Owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from Company or any of its affiliate as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act) representing 50.1% or more of the combined voting power of the Company’s then outstanding securities; or

(ii) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than a merger or consolidation immediately following which the individuals who comprise the Board of Directors of the Company (the “Board”) immediately prior thereto constitute at least a majority of the Board of the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger is then a subsidiary, the ultimate parent thereof; or

(iii) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than (A) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50.1% of the combined voting power of the voting securities of which are owned by stockholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (B) a sale or disposition of all or substantially all of Company’s assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, the ultimate parent thereof.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of the common equity of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

IN WITNESS WHEREOF, the parties have executed this Warrant as of the date first written above.

GLU MOBILE INC.

By:	/s/ Scott J. Leichtner
Name:	Scott J. Leichtner
Title:	VP & General Counsel

KIMSAPRINCESS, INC.

By:	/s/ Kim Kardashian West
Name:	Kim Kardashian-West
Title:	President

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

APPENDIX A

GLU MOBILE INC.

WARRANT EXERCISE FORM

To Glu Mobile Inc.:

1. The undersigned hereby:

☐ elects to purchase             shares of Common Stock pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full, or

☐ elects to exercise its net issuance rights pursuant to Section 2.2 of the attached Warrant with respect to             shares of Common Stock.

2. Please issue a certificate or certificates representing             shares in the name of the undersigned or in such other name or names as are specified below:

Name

Address

Federal Tax ID Number

and delivered by:

Glu Mobile Inc. – KimsAPrincess, Inc.	47

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

☐ stock certificate to the above address;

☐ (electronically, provide DWAC Instructions:
; or

☐ other (specify):
.

and, if the number of Issued Shares is not all of the Warrant Shares purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Shares purchasable upon exercise of this Warrant be registered in the name of the Holder and delivered to the address stated below.

KIMSAPRINCESS, INC.

By:

Name:

Title:

Date:

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

SCHEDULE A-2

FORM OF [*] WARRANT

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE TRANSFERRED UNLESS (i) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT, (ii) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144 PROMULGATED UNDER THE SECURITIES ACT (“RULE 144”), OR (iii) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT.

THIS WARRANT WILL BE VOID AFTER THE EXPIRATION DATE, AS DEFINED IN SECTION 1.2 BELOW.

GLU MOBILE INC.

WARRANT TO PURCHASE [*] SHARES OF

COMMON STOCK, PAR VALUE $0.0001 PER SHARE

September 2, 2014

For VALUE RECEIVED, [*] (the “Holder”), is entitled to purchase, subject to the provisions of this Warrant, from Glu Mobile Inc., a Delaware corporation (the “Company”), at any time from the date hereof until not later than 5:00 P.M., Pacific time, on the Expiration Date (as defined in Section 1.2 below), at an exercise price per share equal to $4.99 (the exercise price in effect at the time of exercise, the “Warrant Price”), up to [*] fully paid and non-assessable shares (the “Warrant Shares”) of the Company’s Common Stock, par value $0.0001 per share (the “Common Stock”). The right of the Holder to exercise this Warrant to purchase Warrant Shares will be subject to satisfaction of the vesting provisions of Section 1 of this Warrant. The number of Warrant Shares purchasable upon exercise of this Warrant and the Warrant Price are subject to adjustment from time to time as described herein.

This Warrant is being issued pursuant to the terms of the License Agreement between the Company and KimsAPrincess, Inc. (“KAP”), as amended to date (the “License Agreement”).

Glu Mobile Inc. – KimsAPrincess, Inc.	49

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

1. Vesting and Expiration.

1.1. Vesting of the Warrant Shares. The Warrant Shares will become vested and exercisable in accordance with the following schedule: 1/60th of the Warrant Shares shall vest and become exercisable on each monthly anniversary of the execution date of Amendment No. 2 to the License Agreement (the “Amendment Date”) such that all the Warrant Shares will be fully vested and exercisable on the 60-month anniversary of the Amendment Date (subject to acceleration or earlier termination as provided below). Notwithstanding anything to the contrary contained herein, all the Warrant Shares shall vest and become exercisable on the earliest to occur of (a) the first day of the calendar quarter immediately following the calendar quarter in which the Company fully recoups the Second Minimum Guarantee, as such term is defined in the License Agreement, (b) the termination of the License Agreement by the KAP due to the occurrence of any of the events specified in Section 13.1 of the License Agreement, (c) a Change in Control (as defined in Section 20 below) and (d) the earlier of (i) the termination or expiration of the License Agreement and (ii) June 30, 2019; provided, however, that notwithstanding the foregoing, in the event that the License Agreement is terminated by the Company due to the occurrence of any of the events specified in Section 13.1 of the License Agreement, the Warrant will cease vesting immediately upon such termination and only those Warrant Shares that vested prior to such termination of the License Agreement may be exercised by the Holder until the Expiration Date. This Warrant may not be exercised as to any unvested portion of the Warrant Shares.

1.2. Expiration. The “Expiration Date” shall be the earlier to occur of (a) 5:00 p.m. Pacific Time on September 2, 2020 or (b) 30 days following the date that the License Agreement is terminated by the Company pursuant to any of the provisions of Section 13.1 of the License Agreement. Any Warrant Shares that have not vested by the Expiration Date will no longer vest, will be cancelled and will not be exercisable. On the Expiration Date, this Warrant will terminate, expire and be of no further force or effect automatically and without further action by any person or party on the Expiration Date.

2. Exercise.

2.1. Methods of Exercise. Subject to the provisions hereof, including the vesting provisions of Section 1.1, the Holder may exercise the vested portion of this Warrant, in whole or in part, at any time prior to the Expiration Date, at the election of Holder, by either (a) the surrender of the Warrant, together with delivery of a duly executed Warrant exercise form, in the form attached as Appendix A (the “Exercise Agreement”) and payment by cash, certified check or wire transfer of funds of the aggregate Warrant Price for that number of Warrant Shares then being purchased, to the Company during normal business hours on any Business Day at the Company’s principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder), or (b) exercise of the “net issuance” right provided for in Section 2.2 of this Warrant. As used herein, “Business Day” means a day, other than a Saturday or Sunday, on which banks in San Francisco are open for the general transaction of business. Each exercise hereof will constitute the re-affirmation by the Holder that the representations and warranties contained in Section 5 below are true and correct as of the time of such exercise.

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

2.2. Right to Convert Warrant into Stock: Net Issuance.

(a) Net Issuance Right. In addition to and without limiting the rights of the Holder under the terms of this Warrant, the Holder shall have the right to convert this Warrant or any portion thereof (the “Net Issuance Right”) into shares of Common Stock as provided in this Section 2.2 at any time or from time to time during the term of this Warrant during normal business hours on any Business Day. Upon exercise of the Net Issuance Right with respect to a particular number of shares subject to this Warrant (the “Converted Warrant Shares”), the Company shall deliver to the Holder (without payment by the Holder of any exercise price or any cash or other consideration) that number of shares of fully paid and nonassessable Common Stock as is determined according to the following formula:

X = Y * (A - B)

A

Where:

X = the number of shares of Common Stock to which the Holder is entitled upon exercise of the Net Issuance Right;

Y = the total number of Converted Warrant Shares;

A = the fair market value of one share of Common Stock as at the date the Net Issuance Right is exercised; and

B = the Warrant Price in effect under this Warrant at the time the Net Issuance Right is exercised.

(b) Determination of Fair Market Value. For purposes of this Section 2.2, “fair market value” of a share of Common Stock as of a particular date (the “Determination Date”) shall mean the closing price of the Common Stock on The NASDAQ Global Market (or if the Common Stock is no longer listed on The NASDAQ Global Market, the primary market on which the Common Stock is traded) on the day preceding the Determination Date. If the Common Stock is not publicly traded, then “fair market value” of a share of Common Stock shall be determined in good faith by the Company’s Board of Directors.

2.3. Issue Date; Conversion Date

(a) Purchase of Warrant Shares. In the event that the Holder wishes to exercise the Warrant by purchasing Shares rather than exercising its Net Issuance Right, the Warrant Shares so purchased will be deemed to be issued to the Holder, as the record owner of such shares, as of the close of business on the date on which (a) this Warrant has been surrendered to the Company during normal business hours on any Business Day at the Company’s principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder) (or the date evidence of loss, theft or destruction thereof and security or indemnity satisfactory to the Company has been provided to the Company as provided in Section 4 below), (b) the Warrant Price has been paid and (c) the

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

completed Exercise Agreement has been delivered (the “Issue Date”). Certificates for the Warrant Shares so purchased (the “Issued Shares”) will be delivered to the Holder within a reasonable time following the Issue Date. The certificates so delivered will be in such denominations as may be requested by the Holder and will be registered in the name of the Holder. If this Warrant has been exercised only in part, then, unless this Warrant has expired, the Company will, at its expense, deliver to the Holder a new Warrant of like tenor representing the right to purchase the number of Warrant Shares with respect to which this Warrant will not then have been exercised.

(b) Exercise of Net Issuance Right. The Net Issuance Right may be exercised by the Holder by the surrender of this Warrant to the Company during normal business hours on any Business Day at the Company’s principal executive offices together with a completed Exercise Agreement specifying that the Holder intends to exercise the Net Issuance Right and indicating the number of shares subject to this Warrant which are being surrendered (referred to in Section 2.2 as the Converted Warrant Shares) in exercise of the Net Issuance Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the completed Exercise Agreement, or on such later date as is specified therein (the “Conversion Date”). Certificates for the Warrant Shares to be issued in connection with such net issuance (the “Conversion Shares”) will be delivered to the Holder within a reasonable time following the Conversion Date. The certificates so delivered will be in such denominations as may be requested by the Holder and will be registered in the name of the Holder. If this Warrant has been exercised only in part, then, unless this Warrant has expired, the Company will, at its expense, deliver to the Holder a new Warrant of like tenor representing the right to purchase the number of Warrant Shares with respect to which this Warrant will not then have been exercised.

3. Compliance with the Securities Act. The Company will cause the legend set forth on the first page of this Warrant to be affixed to each certificate representing the Issued Shares until such time as (a) such Issued Shares have been registered for sale pursuant to the Securities Act, (b) such Issued Shares may be sold pursuant to Rule 144, or (c) the Company has received from the holder of Issued Shares an opinion of counsel reasonably satisfactory to it that such legend may be removed from the Issued Shares.

4. Mutilated or Missing Warrant. If this Warrant is mutilated, lost, stolen, or destroyed, the Company will issue in exchange and substitution for, and upon surrender and cancellation of, the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and for the purchase of a like number of Warrant Shares, but only upon receipt of (a) in the case of a lost, stolen or destroyed Warrant, an affidavit of lost, stolen or destroyed warrant in form reasonably satisfactory to the Company and (b) reasonable indemnity to the Company against any loss that the Company may suffer as a result of the replacement of such Warrant, in each case if so requested by the Company.

5. Representations and Warranties of the Holder. The Holder hereby represents and warrants as of the date hereof and as of the date of each exercise of the Warrant:

5.1. Purchase for Own Account. As of the date hereof this Warrant, and as of the date of any exercise of the Warrant the Issued Shares, have been acquired for investment for the Holder’s own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act, and the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same.

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

5.2. Disclosure of Information. The Holder has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Warrant and, to the extent such information is timely provided by Company prior to the applicable exercise of the Warrant, any Issued Shares that result from the exercise at such time. The Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of this Warrant and, to the extent such opportunity is timely provided prior to any applicable exercise of the Warrant, any Issued Shares that result from the exercise at such time.

5.3. Investment Experience. The Holder understands that the purchase of the Warrant and Issued Shares involves substantial risk. The Holder has such knowledge and experience in financial or business matters that the Holder is capable of evaluating the merits and risks of this investment in the Warrant and Issued Shares and protecting its own interests in connection with this investment.

5.4. Restricted Securities. The Holder understands that the Warrant and any Issued Shares are characterized as “restricted securities” under the Securities Act and Rule 144 inasmuch as they are being acquired from the Company in a transaction not involving a public offering, and that under the Securities Act and applicable regulations thereunder the Warrant and any Issued Shares may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Holder is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. The Holder understands that the Company is under no obligation to register the Warrant or Issued Shares.

5.5. No Solicitation. At no time was the Holder presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Warrant.

6. Representations and Warranties of the Company. The Company hereby represents and warrants that there have been reserved, and the Company will at all applicable times keep reserved until issued, out of the authorized and unissued shares of Common Stock, sufficient shares to provide for the exercise in full of the rights of purchase represented by this Warrant. The Company agrees that all Issued Shares issued upon due exercise of this Warrant in accordance with the terms hereof will be, at the time of delivery of the certificates for such Issued Shares, duly authorized, validly issued, fully paid and non-assessable shares of Common Stock that are free of any taxes, liens and encumbrances (excluding any taxes, liens and encumbrances that may be imposed thereon by actions taken by the Holder either before or after the date hereof). The Comp will not amend its certificate of incorporation or bylaws or take any other action for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company.

7. Adjustment Provisions. The number and character of Warrant Shares issuable upon exercise of this Warrant and the Warrant Price therefor, are subject to adjustment upon each event in Sections 7.1 through 7.4 occurring between the date this Warrant is issued and earlier of the time that it is exercised in full or the Expiration Date:

7.1. Adjustment for Stock Splits and Stock Dividends. The Warrant Price and the number of the Warrant Shares for which this Warrant remains exercisable will each be proportionally adjusted to reflect any stock dividend, stock split, reverse stock split or other similar event affecting the number of outstanding shares of Common Stock.

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

7.2. Adjustment for Other Dividends and Distributions. If the Company makes or issues, or fixes a record date for the determination of eligible holders entitled to receive, a dividend or other distribution payable with respect to the Common Stock that is payable in (a) securities of the Company (other than issuances with respect to which adjustment is made under Section 7.1 or Section 7.3) or (b) assets (whether cash or property, and whether or not a regular cash dividend) which dividend or distribution is actually made (each a “Dividend Event”), then, and in each such case, the Holder, upon exercise of this Warrant at any time after such Dividend Event, will receive, in addition to the Issued Shares, the securities or such other assets of the Company that would have been payable to the Holder if the Holder had completed such exercise of this Warrant, immediately prior to such Dividend Event.

7.3. Adjustment for Reorganization, Consolidation, Merger. In case (a) of any recapitalization or reorganization of the Company, including any reclassification, exchange or substitution of the Common Stock, or (b) the Company consolidates with, merges into, or sells all of substantially all of its assets to, one or more other corporations or entities (each, a “Reorganization Event”), then, and in each such case, the Holder, upon the exercise of this Warrant after such Reorganization Event will be entitled to receive, in lieu of the stock or other securities and property that the Holder would have been entitled to receive upon such exercise prior to such Reorganization Event, the stock or other securities or property that the Holder would have been entitled to receive upon such Reorganization Event if, immediately prior to such Reorganization Event, the Holder had completed such exercise of this Warrant, all subject to further adjustment as provided in this Warrant. In each such case, the terms of this Warrant will apply to the shares of stock or other securities or property receivable upon the exercise of this Warrant after the consummation of such Reorganization Event.

7.4. Conversion of Stock. In case all (a) the Warrant Shares are converted, pursuant to the Company’s Certificate of Incorporation or otherwise, into securities or property (other than Common Stock), or (b) the Warrant Shares otherwise ceases to exist or to be authorized by the Company’s Certificate of Incorporation (each, a “Stock Event”), then the Holder, upon exercise of this Warrant at any time after such Stock Event, will receive, in lieu of the number of shares of Warrant Shares that would have been issuable upon exercise of this Warrant immediately prior to such Stock Event, the stock and other securities and property that the Holder would have been entitled to receive upon the Stock Event, if, immediately prior to such Stock Event, the Holder had completed such exercise of this Warrant.

7.5. Notice of Adjustments. The Company will promptly give the Holder written notice of each adjustment under Section 7 of the Warrant Price or the number of Warrant Shares or other securities that remain issuable upon exercise of this Warrant. The notice will describe the adjustment and show in reasonable detail the facts on which the adjustment or readjustment is based.

7.6. No Change Necessary. The form of this Warrant need not be changed because of any adjustment in the Warrant Price or in the number of shares of Common Stock issuable upon its exercise.

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

7.7. Certain Events. If any event occurs as to which the other provisions of this Section 7 are not strictly applicable but the lack of any adjustment would not fairly protect the purchase rights of the Holder under this Warrant in accordance with the basic intent and principles of such provisions, or if strictly applicable would not fairly protect the purchase rights of the Holder under this Warrant in accordance with the basic intent and principles of such provisions, then the Company’s Board of Directors will, in good faith, make an appropriate adjustment to protect the rights of the Holder.

8. Fractional Interest. The Company is not required to issue fractions of shares of Common Stock when the Holder exercises this Warrant. If any fractional share of Common Stock would, except for the provisions of the first sentence of this Section 8, be deliverable upon such exercise, the Company, in lieu of delivering such fractional share of Common Stock, will pay to the Holder an amount in cash equal to the fair market value of such fractional share on the Issue Date or Conversion Date, as applicable.

9. Notices. Unless otherwise provided herein, any notice required or permitted under this Warrant will be given in writing and will be deemed effectively given (a) at the time of personal delivery, if delivery is in person; (b) one Business Day after deposit with an express overnight courier for United States deliveries, or three Business Days after deposit with an international express overnight air courier for deliveries outside of the United States, in each case with proof of delivery from the courier requested; or (c) three Business Days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries, when addressed to the party to be notified at the address indicated for such party below, or at such other address as either party may designate by giving ten days’ advance written notice to the other party in accordance with this Section:

If to the Company:

Glu Mobile Inc.

500 Howard Street, Suite 300

San Francisco, California 94105

Attention: General Counsel

If to the Holder:

[*]

10. Governing Law. This Warrant will be governed by and construed under the internal laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California, without reference to principles of conflict of laws or choice of laws.

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

11. Attorneys’ Fees. If any party is required to engage the services of any outside attorneys for the purpose of enforcing this Warrant, the prevailing party will be entitled to recover its reasonable expenses and costs in enforcing this Warrant, including reasonable outside attorneys’ fees.

12. No Third-Party Beneficiaries. Nothing in this Warrant will be construed to give any person, firm or corporation (other than the Company and the Holder) any legal or equitable right, remedy or claim. The Company and the Holder agree that this Warrant is for the sole and exclusive benefit of the Company and the Holder.

13. No Rights as Stockholder. Before exercising this Warrant, the Holder will not have or exercise any rights as a stockholder of the Company solely by virtue of its ownership of this Warrant.

14. Amendment; Waiver. This Warrant may be amended, and any provision of it waived, only by a writing signed by an authorized representative of both the Company and the Holder.

15. No Transfer. Neither this Warrant nor any rights hereunder may be assigned, conveyed or transferred, in whole or in part, without the Company’s prior written consent, which the Company may withhold in its sole discretion.

16. Counterparts. This Warrant may be executed in counterparts, all of which together shall constitute one and the same agreement.

17. Section Headings. The section headings in this Warrant are for the convenience of the Company and the Holder and in no way alter, modify, amend, limit or restrict the provisions hereof.

18. Severability. If one or more provisions of this Warrant are held to be unenforceable under applicable law, then such provision(s) will be excluded from this Warrant to the extent they are unenforceable (and the parties will use reasonable efforts to replace such provision(s) with mutually acceptable enforceable provision(s) that accomplish the intended purposes of the unenforceable provision(s)) and the remainder of the Warrant will be interpreted as if such provision(s) were so excluded and will be enforceable in accordance with its terms.

19. Entire Agreement. This Warrant constitutes the entire understanding and agreement between the parties and supersedes all prior or contemporaneous representations, understandings and agreements between the Company and the Holder with respect to the subject matter hereof. No provision of this Warrant will be deemed to alter, amend, replace or inform any provision of any other agreement between the Company and the Holder, or the parties’ intent with respect thereto, including without limitation any license agreement pursuant to which this Warrant may vest.

20. Change of Control. A “Change of Control” shall be deemed to have occurred if an event set forth in any one of the following paragraphs shall have occurred:

(i) any person other than a stockholder of the Company as of the date hereof, or an affiliate or permitted transferee of any such stockholder (pursuant to Company’s governing documents) is or becomes the Beneficial Owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from Company or any of its affiliate as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act) representing 50.1% or more of the combined voting power of the Company’s then outstanding securities; or

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

(ii) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than a merger or consolidation immediately following which the individuals who comprise the Board of Directors of the Company (the “Board”) immediately prior thereto constitute at least a majority of the Board of the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger is then a subsidiary, the ultimate parent thereof; or

(iii) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than (A) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50.1% of the combined voting power of the voting securities of which are owned by stockholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (B) a sale or disposition of all or substantially all of Company’s assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, the ultimate parent thereof.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of the common equity of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

IN WITNESS WHEREOF, the parties have executed this Warrant as of the date first written above.

GLU MOBILE INC.

By:	/s/ Scott J. Leichtner
Name:	Scott J. Leichtner
Title:	VP & General Counsel

[*]

By:	[*]
Name:	[*]
Title:	[*]

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

APPENDIX A

GLU MOBILE INC.

WARRANT EXERCISE FORM

To Glu Mobile Inc.:

1. The undersigned hereby:

☐ elects to purchase             shares of Common Stock pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full, or

☐ elects to exercise its net issuance rights pursuant to Section 2.2 of the attached Warrant with respect to             shares of Common Stock.

2. Please issue a certificate or certificates representing             shares in the name of the undersigned or in such other name or names as are specified below:

Name

Address

Federal Tax ID Number

and delivered by:

Glu Mobile Inc. – KimsAPrincess, Inc.	59

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

☐ stock certificate to the above address;

☐ (electronically, provide DWAC Instructions:
; or

☐ other (specify):
.

and, if the number of Issued Shares is not all of the Warrant Shares purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Shares purchasable upon exercise of this Warrant be registered in the name of the Holder and delivered to the address stated below.

[*]

By:
Name:
Title:
Date:

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

SCHEDULE A-3

Form of [*] Warrant

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE TRANSFERRED UNLESS (i) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT, (ii) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144 PROMULGATED UNDER THE SECURITIES ACT (“RULE 144”), OR (iii) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT.

THIS WARRANT WILL BE VOID AFTER THE EXPIRATION DATE, AS DEFINED IN SECTION 1.2 BELOW.

GLU MOBILE INC.

WARRANT TO PURCHASE [*] SHARES OF

COMMON STOCK, PAR VALUE $0.0001 PER SHARE

September 2, 2014

For VALUE RECEIVED, [*] (the “Holder”), is entitled to purchase, subject to the provisions of this Warrant, from Glu Mobile Inc., a Delaware corporation (the “Company”), at any time from the date hereof until not later than 5:00 P.M., Pacific time, on the Expiration Date (as defined in Section 1.2 below), at an exercise price per share equal to $4.99 (the exercise price in effect at the time of exercise, the “Warrant Price”), up to [*] fully paid and non-assessable shares (the “Warrant Shares”) of the Company’s Common Stock, par value $0.0001 per share (the “Common Stock”). The right of the Holder to exercise this Warrant to purchase Warrant Shares will be subject to satisfaction of the vesting provisions of Section 1 of this Warrant. The number of Warrant Shares purchasable upon exercise of this Warrant and the Warrant Price are subject to adjustment from time to time as described herein.

This Warrant is being issued pursuant to the terms of the License Agreement between the Company and KimsAPrincess, Inc. (“KAP”), as amended to date (the “License Agreement”).

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

1. Vesting and Expiration.

1.1. Vesting of the Warrant Shares. The Warrant Shares will become vested and exercisable in accordance with the following schedule: 1/60th of the Warrant Shares shall vest and become exercisable on each monthly anniversary of the execution date of Amendment No. 2 to the License Agreement (the “Amendment Date”) such that all the Warrant Shares will be fully vested and exercisable on the 60-month anniversary of the Amendment Date (subject to acceleration or earlier termination as provided below). Notwithstanding anything to the contrary contained herein, all the Warrant Shares shall vest and become exercisable on the earliest to occur of (a) the first day of the calendar quarter immediately following the calendar quarter in which the Company fully recoups the Second Minimum Guarantee, as such term is defined in the License Agreement, (b) the termination of the License Agreement by the KAP due to the occurrence of any of the events specified in Section 13.1 of the License Agreement, (c) a Change in Control (as defined in Section 20 below) and (d) the earlier of (i) the termination or expiration of the License Agreement and (ii) June 30, 2019; provided, however, that notwithstanding the foregoing, in the event that the License Agreement is terminated by the Company due to the occurrence of any of the events specified in Section 13.1 of the License Agreement, the Warrant will cease vesting immediately upon such termination and only those Warrant Shares that vested prior to such termination of the License Agreement may be exercised by the Holder until the Expiration Date. This Warrant may not be exercised as to any unvested portion of the Warrant Shares.

1.2. Expiration. The “Expiration Date” shall be the earlier to occur of (a) 5:00 p.m. Pacific Time on September 2, 2020 or (b) 30 days following the date that the License Agreement is terminated by the Company pursuant to any of the provisions of Section 13.1 of the License Agreement. Any Warrant Shares that have not vested by the Expiration Date will no longer vest, will be cancelled and will not be exercisable. On the Expiration Date, this Warrant will terminate, expire and be of no further force or effect automatically and without further action by any person or party on the Expiration Date.

2. Exercise.

2.1. Methods of Exercise. Subject to the provisions hereof, including the vesting provisions of Section 1.1, the Holder may exercise the vested portion of this Warrant, in whole or in part, at any time prior to the Expiration Date, at the election of Holder, by either (a) the surrender of the Warrant, together with delivery of a duly executed Warrant exercise form, in the form attached as Appendix A (the “Exercise Agreement”) and payment by cash, certified check or wire transfer of funds of the aggregate Warrant Price for that number of Warrant Shares then being purchased, to the Company during normal business hours on any Business Day at the Company’s principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder), or (b) exercise of the “net issuance” right provided for in Section 2.2 of this Warrant. As used herein, “Business Day” means a day, other than a Saturday or Sunday, on which banks in San Francisco are open for the general transaction of business. Each exercise hereof will constitute the re-affirmation by the Holder that the representations and warranties contained in Section 5 below are true and correct as of the time of such exercise.

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

2.2. Right to Convert Warrant into Stock: Net Issuance.

(a) Net Issuance Right. In addition to and without limiting the rights of the Holder under the terms of this Warrant, the Holder shall have the right to convert this Warrant or any portion thereof (the “Net Issuance Right”) into shares of Common Stock as provided in this Section 2.2 at any time or from time to time during the term of this Warrant during normal business hours on any Business Day. Upon exercise of the Net Issuance Right with respect to a particular number of shares subject to this Warrant (the “Converted Warrant Shares”), the Company shall deliver to the Holder (without payment by the Holder of any exercise price or any cash or other consideration) that number of shares of fully paid and nonassessable Common Stock as is determined according to the following formula:

X = Y * (A - B)

    A

Where:

X = the number of shares of Common Stock to which the Holder is entitled upon exercise of the Net Issuance Right;

Y = the total number of Converted Warrant Shares;

A = the fair market value of one share of Common Stock as at the date the Net Issuance Right is exercised; and

B = the Warrant Price in effect under this Warrant at the time the Net Issuance Right is exercised.

(b) Determination of Fair Market Value. For purposes of this Section 2.2, “fair market value” of a share of Common Stock as of a particular date (the “Determination Date”) shall mean the closing price of the Common Stock on The NASDAQ Global Market (or if the Common Stock is no longer listed on The NASDAQ Global Market, the primary market on which the Common Stock is traded) on the day preceding the Determination Date. If the Common Stock is not publicly traded, then “fair market value” of a share of Common Stock shall be determined in good faith by the Company’s Board of Directors.

2.3. Issue Date; Conversion Date

(a) Purchase of Warrant Shares. In the event that the Holder wishes to exercise the Warrant by purchasing Shares rather than exercising its Net Issuance Right, the Warrant Shares so purchased will be deemed to be issued to the Holder, as the record owner of such shares, as of the close of business on the date on which (a) this Warrant has been surrendered to the Company during normal business hours on any Business Day at the Company’s principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder) (or the date evidence of loss, theft or destruction thereof and security or indemnity satisfactory to the Company has been provided to the Company as provided in Section 4 below), (b) the Warrant Price has been paid and (c) the completed Exercise Agreement has been delivered (the “Issue Date”). Certificates for the Warrant Shares so purchased (the “Issued Shares”) will be delivered to the Holder within a reasonable time following the Issue Date. The certificates so delivered will be in such denominations as may be requested by the Holder and will be registered in the name of the Holder. If this Warrant has been exercised only in part, then, unless this Warrant has expired, the Company will, at its expense, deliver to the Holder a new Warrant of like tenor representing the right to purchase the number of Warrant Shares with respect to which this Warrant will not then have been exercised.

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

(b) Exercise of Net Issuance Right. The Net Issuance Right may be exercised by the Holder by the surrender of this Warrant to the Company during normal business hours on any Business Day at the Company’s principal executive offices together with a completed Exercise Agreement specifying that the Holder intends to exercise the Net Issuance Right and indicating the number of shares subject to this Warrant which are being surrendered (referred to in Section 2.2 as the Converted Warrant Shares) in exercise of the Net Issuance Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the completed Exercise Agreement, or on such later date as is specified therein (the “Conversion Date”). Certificates for the Warrant Shares to be issued in connection with such net issuance (the “Conversion Shares”) will be delivered to the Holder within a reasonable time following the Conversion Date. The certificates so delivered will be in such denominations as may be requested by the Holder and will be registered in the name of the Holder. If this Warrant has been exercised only in part, then, unless this Warrant has expired, the Company will, at its expense, deliver to the Holder a new Warrant of like tenor representing the right to purchase the number of Warrant Shares with respect to which this Warrant will not then have been exercised.

3. Compliance with the Securities Act. The Company will cause the legend set forth on the first page of this Warrant to be affixed to each certificate representing the Issued Shares until such time as (a) such Issued Shares have been registered for sale pursuant to the Securities Act, (b) such Issued Shares may be sold pursuant to Rule 144, or (c) the Company has received from the holder of Issued Shares an opinion of counsel reasonably satisfactory to it that such legend may be removed from the Issued Shares.

4. Mutilated or Missing Warrant. If this Warrant is mutilated, lost, stolen, or destroyed, the Company will issue in exchange and substitution for, and upon surrender and cancellation of, the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and for the purchase of a like number of Warrant Shares, but only upon receipt of (a) in the case of a lost, stolen or destroyed Warrant, an affidavit of lost, stolen or destroyed warrant in form reasonably satisfactory to the Company and (b) reasonable indemnity to the Company against any loss that the Company may suffer as a result of the replacement of such Warrant, in each case if so requested by the Company.

5. Representations and Warranties of the Holder. The Holder hereby represents and warrants as of the date hereof and as of the date of each exercise of the Warrant:

5.1. Purchase for Own Account. As of the date hereof this Warrant, and as of the date of any exercise of the Warrant the Issued Shares, have been acquired for investment for the Holder’s own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act, and the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same.

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

5.2. Disclosure of Information. The Holder has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Warrant and, to the extent such information is timely provided by Company prior to the applicable exercise of the Warrant, any Issued Shares that result from the exercise at such time. The Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of this Warrant and, to the extent such opportunity is timely provided prior to any applicable exercise of the Warrant, any Issued Shares that result from the exercise at such time.

5.3. Investment Experience. The Holder understands that the purchase of the Warrant and Issued Shares involves substantial risk. The Holder has such knowledge and experience in financial or business matters that the Holder is capable of evaluating the merits and risks of this investment in the Warrant and Issued Shares and protecting its own interests in connection with this investment.

5.4. Restricted Securities. The Holder understands that the Warrant and any Issued Shares are characterized as “restricted securities” under the Securities Act and Rule 144 inasmuch as they are being acquired from the Company in a transaction not involving a public offering, and that under the Securities Act and applicable regulations thereunder the Warrant and any Issued Shares may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Holder is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. The Holder understands that the Company is under no obligation to register the Warrant or Issued Shares.

5.5. No Solicitation. At no time was the Holder presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Warrant.

6. Representations and Warranties of the Company. The Company hereby represents and warrants that there have been reserved, and the Company will at all applicable times keep reserved until issued, out of the authorized and unissued shares of Common Stock, sufficient shares to provide for the exercise in full of the rights of purchase represented by this Warrant. The Company agrees that all Issued Shares issued upon due exercise of this Warrant in accordance with the terms hereof will be, at the time of delivery of the certificates for such Issued Shares, duly authorized, validly issued, fully paid and non-assessable shares of Common Stock that are free of any taxes, liens and encumbrances (excluding any taxes, liens and encumbrances that may be imposed thereon by actions taken by the Holder either before or after the date hereof). The Comp will not amend its certificate of incorporation or bylaws or take any other action for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company.

7. Adjustment Provisions. The number and character of Warrant Shares issuable upon exercise of this Warrant and the Warrant Price therefor, are subject to adjustment upon each event in Sections 7.1 through 7.4 occurring between the date this Warrant is issued and earlier of the time that it is exercised in full or the Expiration Date:

7.1. Adjustment for Stock Splits and Stock Dividends. The Warrant Price and the number of the Warrant Shares for which this Warrant remains exercisable will each be proportionally adjusted to reflect any stock dividend, stock split, reverse stock split or other similar event affecting the number of outstanding shares of Common Stock.

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

7.2. Adjustment for Other Dividends and Distributions. If the Company makes or issues, or fixes a record date for the determination of eligible holders entitled to receive, a dividend or other distribution payable with respect to the Common Stock that is payable in (a) securities of the Company (other than issuances with respect to which adjustment is made under Section 7.1 or Section 7.3) or (b) assets (whether cash or property, and whether or not a regular cash dividend) which dividend or distribution is actually made (each a “Dividend Event”), then, and in each such case, the Holder, upon exercise of this Warrant at any time after such Dividend Event, will receive, in addition to the Issued Shares, the securities or such other assets of the Company that would have been payable to the Holder if the Holder had completed such exercise of this Warrant, immediately prior to such Dividend Event.

7.3. Adjustment for Reorganization, Consolidation, Merger. In case (a) of any recapitalization or reorganization of the Company, including any reclassification, exchange or substitution of the Common Stock, or (b) the Company consolidates with, merges into, or sells all of substantially all of its assets to, one or more other corporations or entities (each, a “Reorganization Event”), then, and in each such case, the Holder, upon the exercise of this Warrant after such Reorganization Event will be entitled to receive, in lieu of the stock or other securities and property that the Holder would have been entitled to receive upon such exercise prior to such Reorganization Event, the stock or other securities or property that the Holder would have been entitled to receive upon such Reorganization Event if, immediately prior to such Reorganization Event, the Holder had completed such exercise of this Warrant, all subject to further adjustment as provided in this Warrant. In each such case, the terms of this Warrant will apply to the shares of stock or other securities or property receivable upon the exercise of this Warrant after the consummation of such Reorganization Event.

7.4. Conversion of Stock. In case all (a) the Warrant Shares are converted, pursuant to the Company’s Certificate of Incorporation or otherwise, into securities or property (other than Common Stock), or (b) the Warrant Shares otherwise ceases to exist or to be authorized by the Company’s Certificate of Incorporation (each, a “Stock Event”), then the Holder, upon exercise of this Warrant at any time after such Stock Event, will receive, in lieu of the number of shares of Warrant Shares that would have been issuable upon exercise of this Warrant immediately prior to such Stock Event, the stock and other securities and property that the Holder would have been entitled to receive upon the Stock Event, if, immediately prior to such Stock Event, the Holder had completed such exercise of this Warrant.

7.5. Notice of Adjustments. The Company will promptly give the Holder written notice of each adjustment under Section 7 of the Warrant Price or the number of Warrant Shares or other securities that remain issuable upon exercise of this Warrant. The notice will describe the adjustment and show in reasonable detail the facts on which the adjustment or readjustment is based.

7.6. No Change Necessary. The form of this Warrant need not be changed because of any adjustment in the Warrant Price or in the number of shares of Common Stock issuable upon its exercise.

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

7.7. Certain Events. If any event occurs as to which the other provisions of this Section 7 are not strictly applicable but the lack of any adjustment would not fairly protect the purchase rights of the Holder under this Warrant in accordance with the basic intent and principles of such provisions, or if strictly applicable would not fairly protect the purchase rights of the Holder under this Warrant in accordance with the basic intent and principles of such provisions, then the Company’s Board of Directors will, in good faith, make an appropriate adjustment to protect the rights of the Holder.

8. Fractional Interest. The Company is not required to issue fractions of shares of Common Stock when the Holder exercises this Warrant. If any fractional share of Common Stock would, except for the provisions of the first sentence of this Section 8, be deliverable upon such exercise, the Company, in lieu of delivering such fractional share of Common Stock, will pay to the Holder an amount in cash equal to the fair market value of such fractional share on the Issue Date or Conversion Date, as applicable.

9. Notices. Unless otherwise provided herein, any notice required or permitted under this Warrant will be given in writing and will be deemed effectively given (a) at the time of personal delivery, if delivery is in person; (b) one Business Day after deposit with an express overnight courier for United States deliveries, or three Business Days after deposit with an international express overnight air courier for deliveries outside of the United States, in each case with proof of delivery from the courier requested; or (c) three Business Days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries, when addressed to the party to be notified at the address indicated for such party below, or at such other address as either party may designate by giving ten days’ advance written notice to the other party in accordance with this Section:

If to the Company:

Glu Mobile Inc.

500 Howard Street, Suite 300

San Francisco, California 94105

Attention: General Counsel

If to the Holder:

[*]

With a copy to:

[*]

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

10. Governing Law. This Warrant will be governed by and construed under the internal laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California, without reference to principles of conflict of laws or choice of laws.

11. Attorneys’ Fees. If any party is required to engage the services of any outside attorneys for the purpose of enforcing this Warrant, the prevailing party will be entitled to recover its reasonable expenses and costs in enforcing this Warrant, including reasonable outside attorneys’ fees.

12. No Third-Party Beneficiaries. Nothing in this Warrant will be construed to give any person, firm or corporation (other than the Company and the Holder) any legal or equitable right, remedy or claim. The Company and the Holder agree that this Warrant is for the sole and exclusive benefit of the Company and the Holder.

13. No Rights as Stockholder. Before exercising this Warrant, the Holder will not have or exercise any rights as a stockholder of the Company solely by virtue of its ownership of this Warrant.

14. Amendment; Waiver. This Warrant may be amended, and any provision of it waived, only by a writing signed by an authorized representative of both the Company and the Holder.

15. No Transfer. Neither this Warrant nor any rights hereunder may be assigned, conveyed or transferred, in whole or in part, without the Company’s prior written consent, which the Company may withhold in its sole discretion.

16. Counterparts. This Warrant may be executed in counterparts, all of which together shall constitute one and the same agreement.

17. Section Headings. The section headings in this Warrant are for the convenience of the Company and the Holder and in no way alter, modify, amend, limit or restrict the provisions hereof.

18. Severability. If one or more provisions of this Warrant are held to be unenforceable under applicable law, then such provision(s) will be excluded from this Warrant to the extent they are unenforceable (and the parties will use reasonable efforts to replace such provision(s) with mutually acceptable enforceable provision(s) that accomplish the intended purposes of the unenforceable provision(s)) and the remainder of the Warrant will be interpreted as if such provision(s) were so excluded and will be enforceable in accordance with its terms.

19. Entire Agreement. This Warrant constitutes the entire understanding and agreement between the parties and supersedes all prior or contemporaneous representations, understandings and agreements between the Company and the Holder with respect to the subject matter hereof. No provision of this Warrant will be deemed to alter, amend, replace or inform any provision of any other agreement between the Company and the Holder, or the parties’ intent with respect thereto, including without limitation any license agreement pursuant to which this Warrant may vest.

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

20. Change of Control. A “Change of Control” shall be deemed to have occurred if an event set forth in any one of the following paragraphs shall have occurred:

(i) any person other than a stockholder of the Company as of the date hereof, or an affiliate or permitted transferee of any such stockholder (pursuant to Company’s governing documents) is or becomes the Beneficial Owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from Company or any of its affiliate as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act) representing 50.1% or more of the combined voting power of the Company’s then outstanding securities; or

(ii) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than a merger or consolidation immediately following which the individuals who comprise the Board of Directors of the Company (the “Board”) immediately prior thereto constitute at least a majority of the Board of the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger is then a subsidiary, the ultimate parent thereof; or

(iii) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than (A) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50.1% of the combined voting power of the voting securities of which are owned by stockholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (B) a sale or disposition of all or substantially all of Company’s assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, the ultimate parent thereof.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of the common equity of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

IN WITNESS WHEREOF, the parties have executed this Warrant as of the date first written above.

GLU MOBILE INC.

By:	/s/ Scott J. Leichtner
Name:	Scott J. Leichtner
Title:	VP & General Counsel

[*]

By:	[*]
Name:	[*]
Title:	President

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

APPENDIX A

GLU MOBILE INC.

WARRANT EXERCISE FORM

To Glu Mobile Inc.:

1. The undersigned hereby:

☐ elects to purchase             shares of Common Stock pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full, or

☐ elects to exercise its net issuance rights pursuant to Section 2.2 of the attached Warrant with respect to             shares of Common Stock.

2. Please issue a certificate or certificates representing             shares in the name of the undersigned or in such other name or names as are specified below:

Name

Address

Federal Tax ID Number

and delivered by:

Glu Mobile Inc. – KimsAPrincess, Inc.

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

☐ stock certificate to the above address;

☐ (electronically, provide DWAC Instructions:
; or

☐ other (specify):
.

and, if the number of Issued Shares is not all of the Warrant Shares purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Shares purchasable upon exercise of this Warrant be registered in the name of the Holder and delivered to the address stated below.

[*]

By:

Name:

Title:

Date: